Exhibit 99.2

FOR THE QUARTER AND YEAR ENDED DECEMBER 31, 2010

BASIS OF PRESENTATION AND SELECT DEFINITIONS

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States.

GGP emerged from bankruptcy, pursuant to a plan of reorganization (the “Plan”), on November 9, 2010 (the “Effective Date”).  The Plan provided for a $6.8 billion equity infusion (“Plan Recapitalization”); the repayment, reinstatement or replacement of certain debt; the repayment in full of allowed bankruptcy claims and the separation of GGP into two public companies, The Howard Hughes Corporation (“HHC”), a spin-off to focus on the master planned communities and other development opportunities, with the assets remaining in GGP consisting primarily of a high-quality retail property portfolio.

The structure of the Plan triggered the application of the acquisition method of accounting (“Acquisition Accounting”) as of the Effective Date as New GGP (“Successor”) acquired control of the existing Company (“Predecessor”).  Acquisition Accounting results in an adjustment to the carrying value of the assets and liabilities of the Successor with a resultant impact on GGP’s operations due to changes in recognized depreciation, amortization of intangible assets and liabilities, and interest expense adjusted for current market rates.  The Plan also resulted in significant expenditures, primarily professional fees and settlement costs, which impact current operations.  In addition, the creation of HHC, and GGP’s intent to sell or dispose of certain underperforming retail assets, results in these assets being classified as discontinued operations.  Further, GAAP requires that the financial information of the Predecessor and Successor be presented separately.

For analytical and comparison purposes, in certain schedules, the operations of the Predecessor and Successor are combined to present totals for the period (“Combined”).  To assist in further understanding the impact of Acquisition Accounting on the Successor, refer to the schedule “Non-Cash Revenues and Expenses Reflected in FFO”.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to real estate property net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management, administrative expenses and preferred unit distributions, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholder in accordance with GAAP, excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and including adjustments for unconsolidated partnerships and joint ventures.  NOI, EBITDA and FFO are presented in the Supplemental on a proportionate basis, which includes GGP’s share from consolidated and unconsolidated properties.  As we conduct substantially all of our business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and we include the conversion of non-GGP limited common units of the Operating Partnership in the total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its future operations, Core EBITDA, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses.  A reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO has been included in the “Reconciliation of Core NOI, Core EBITDA, and Core FFO” schedule  included within.

NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management’s computation of NOI, EBITDA, and FFO, a reconciliation of NOI and EBITDA to consolidated operating income, and FFO to net income in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Schedules:
Consolidated Statements of Income	1
Consolidated Balance Sheets	2

Proportionate Financial Schedules:
Overview	3
Summary Portfolio Results	4
Portfolio Results and FFO	5-6
Prior Year Portfolio Results and FFO	7
Reconciliation of Core NOI, Core EBITDA, and Core FFO	8
Non-Cash Revenue and Expenses Reflected in FFO	9
Reconciliation of Non-GAAP to GAAP Financial Measures	10
Management and Administrative Costs, Net	11
Proportionate Balance Sheet	12

Mortgages, Notes, and Loans Payable
Summary	13
Detail	14-18

Portfolio Operating Metrics
Property Schedule	19-25
Key Operating Performance Indicators	26
Leasing Statistics	27
Lease Expiration Schedule	28

Miscellaneous
Capital Information and Debt Ratios	29
Change in Total Common and Equivalent Shares	30
Discontinued Operations	31
Expansions, Redevelopments, and Capital Expenditures	32
Corporate Information	33
Glossary of Terms	34

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
GAAP Financial Schedules:
1	Consolidated Statements of Income	In accordance with GAAP, where the Successor Company results are effected for Acquisition Accounting. Successor and Predecessor 2010 results are Combined for analytical and comparison purposes only.
2	Consolidated Balance Sheets	Consolidated GAAP balance sheets. 2010 Balance Sheet reflects the application of Acquisition Accounting on the Effective date.
Proportionate Financial Schedules:
4	Summary Portfolio Results

Summary of the Portfolio Results and FFO, details of which are presented in the succeeding three pages of Portfolio Results and Funds From Operations. Presentation Combines Predecessor and Successor results for NOI, EBITDA and FFO for the three and twelve months ended Dec 31, 2010 and 2009.

5-6	Portfolio Results and FFO	Proportionate detail of Portfolio Results and FFO, presenting Successor and Predecessor results for the three and twelve months ended December 31, 2010 and 2009.
8	Reconciliation of Core NOI, Core EBITDA, and Core FFO

Reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO, where “Core” figures exclude certain non-cash and non-recurring revenue and expenses that are not indicative of future operations.

11	Management and Administrative Costs, Net

Comparative information related to GGP’s corporate and certain property-related costs, including presentation of non-recurring items, net of GGP’s third party share of asset and property management fees.

12	Proportionate Balance Sheet

The proportionate balance sheet, adjusts GGP’s GAAP balance sheet for non-controlling interests and adds the Company’s proportionate share of assets and liabilities related to investments in Unconsolidated Properties, accounted for under the equity method.

Portfolio Operating Metrics:
19-25	Property Schedule

By Property, gross leasable area detail, including:

Anchor tenant listing

Ownership percentage

Gross leasable area by space type (mall, anchor, strip center, office)

Occupancy percentage

See Glossary of Terms for detailed descriptions.

26	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
Miscellaneous:
32	Expansions, Redevelopments, and Capital Expenditures

Summary of current development pipeline and capital expenditures, including:

Details on material projects

Summary of other projects

Project expenditures to date

Future spend

Cash paid or payable for non-development property capital

GAAP Financial Schedules

FINANCIAL OVERVIEW

Consolidated Statements of Income (1)
(In thousands, except per share)

	Three Months Ended				Twelve Months Ended
	Nov 10 - Dec 31, 2010	Oct 1 - Nov 9, 2010	Oct 1 - Dec 31, 2010	Dec 31, 2009	Nov 10 - Dec 31, 2010	Jan 1 - Nov 9, 2010	Jan 1 - Dec 31, 2010	Dec 31, 2009
	Successor	Predecessor	Combined (2)	Predecessor	Successor	Predecessor	Combined (2)	Predecessor
Revenues:
Minimum rents	$261,316	$200,749	$462,065	$468,334	$261,316	$1,558,069	$1,819,385	$1,845,844
Tenant recoveries	109,757	85,062	194,819	196,265	109,757	694,360	804,117	829,249
Overage rents	19,804	9,074	28,878	24,188	19,804	34,776	54,580	48,447
Management fees and other corporate revenues	8,894	6,288	15,182	18,244	8,894	54,351	63,245	75,304
Other	16,771	8,429	25,200	27,174	16,771	65,388	82,159	82,543
Total revenues	416,542	309,602	726,144	734,205	416,542	2,406,944	2,823,486	2,881,387
Expenses:
Real estate taxes	36,585	26,595	63,180	63,906	36,585	222,459	259,044	255,869
Property maintenance costs	20,901	12,195	33,096	37,185	20,901	92,212	113,113	104,644
Marketing	12,245	3,426	15,671	11,743	12,245	24,271	36,516	32,153
Other property operating costs	68,692	54,692	123,384	119,517	68,692	396,320	465,012	471,810
Provision for doubtful accounts	480	1,956	2,436	3,802	480	15,870	16,350	26,944
Property management and other costs	29,821	12,763	42,584	45,281	29,821	137,834	167,655	173,425
General and administrative	22,262	2,058	24,320	8,728	22,262	24,735	46,997	32,299
Strategic initiatives	—	—	—	—	—	—	—	61,961
Provisions for impairment	—	148	148	190,855	—	15,733	15,733	475,607
Depreciation and amortization	139,457	71,488	210,945	170,019	139,457	568,146	707,603	709,261
Total expenses	330,443	185,321	515,764	651,036	330,443	1,497,580	1,828,023	2,343,973
Operating income	$86,099	$124,281	$210,380	$83,169	$86,099	$909,364	$995,463	$537,414
Interest income	723	562	1,285	363	723	1,524	2,247	1,618
Interest expense	(139,130)	(187,467)	(326,597)	(319,097)	(139,130)	(1,249,444)	(1,388,574)	(1,290,176)
Permanent Warrant expense	(205,252)	—	(205,252)	—	(205,252)	—	(205,252)	—
Loss before income taxes, noncontrolling interests, equity in income of Unconsolidated Real Estate Affiliates and reorganization items	$(257,560)	$(62,624)	$(320,184)	$(235,565)	$(257,560)	$(338,556)	$(596,116)	$(751,144)
(Provision for) benefit from income taxes	8,929	61,915	70,844	10,870	8,929	60,573	69,502	(6,469)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	(504)	(32,190)	(32,694)	(3,285)	(504)	21,857	21,353	32,843
Reorganization items	—	(228,040)	(228,040)	148,989	—	(339,874)	(339,874)	104,976
Loss from continuing operations	(249,135)	(260,939)	(510,074)	(78,991)	(249,135)	(596,000)	(845,135)	(619,794)
Discontinued operations (3)	(6,949)	(655,891)	(662,840)	(545,325)	(6,949)	(616,362)	(623,311)	(684,829)
Net loss	(256,084)	(916,830)	(1,172,914)	(624,316)	(256,084)	(1,212,362)	(1,468,446)	(1,304,623)
Allocation to noncontrolling interests	1868	28,128	29,996	11,957	1868	26,604	28,472	19,934
Net loss attributable to common stockholders	$(254,216)	$(888,702)	$(1,142,918)	$(612,359)	$(254,216)	$(1,185,758)	$(1,439,974)	$(1,284,689)
Basic and Diluted (Loss) Earnings Per Share:
Continuing operations	$(0.26)	$(0.77)		$(0.21)	$(0.26)	$(1.84)		$(1.92)
Discontinued operations (3)	(0.01)	(2.03)		(1.75)	(0.01)	(1.90)		(2.19)
Total basic and diluted (loss) earnings per share	$(0.27)	$(2.80)		$(1.96)	$(0.27)	$(3.74)		$(4.11)

(1)   Successor and Predecessor amounts presented in accordance with GAAP.

(2)   For analytical and comparison purposes, the operations of the Predecessor and Successor are Combined to present totals for the period.

(3)   Refer to Page 31 (Discontinued Operations).

FINANCIAL OVERVIEW

Consolidated Balance Sheets (1)
(in thousands)

	As of December 31, 2010 (2)	As of December 31, 2009
Assets:
Investment in real estate:
Land	$4,644,712	$3,327,447
Buildings and equipment	20,300,355	22,851,511
Less accumulated depreciation	(129,794)	(4,494,297)
Developments in progress	117,137	417,969
Net property and equipment	24,932,410	22,102,630
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,231,660	1,979,313
Investment property and property held for development and sale	—	1,753,175
Net investment in real estate	28,164,070	25,835,118
Cash and cash equivalents	1,021,311	654,396
Accounts and notes receivable, net	114,099	404,041
Goodwill	—	199,664
Deferred expenses, net	175,669	301,808
Prepaid expenses and other assets	2,300,452	754,747
Assets held for disposition	591,778	—
Total Assets	$32,367,379	$28,149,774

Liabilities:
Mortgages, notes and loans payable	$18,047,957	$7,300,772
Investment in and loans to/from Unconsolidated Real Estate Affiliates	—	38,289
Deferred tax liabilities	36,463	866,400
Permanent warrant liability	1,041,004	—
Tax indemnification liability	303,750	—
Accounts payable and accrued expenses	1,931,970	1,122,888
Liabilities held for disposition	592,122	—
Liabilities not subject to compromise	21,953,266	9,328,349
Liabilities subject to compromise	—	17,767,253
Total Liabilities	$21,953,266	$27,095,602
Redeemable noncontrolling interests:
Preferred	120,756	120,756
Common	111,608	86,077
Total Redeemable Noncontrolling Interests	$232,364	$206,833
Equity:
Total stockholders’ equity	10,079,102	822,963
Noncontrolling interests in consolidated real estate affiliates	102,647	24,376
Total Equity	10,181,749	847,339
Total Liabilities and Equity	$32,367,379	$28,149,774

(1)   Presented in accordance with GAAP

(2)   Effected for the application of Acquisition Accounting on the Effective Date.

Proportionate Financial Schedules

FINANCIAL OVERVIEW - Proportionate Schedules

Overview, at share (1), (2), (3)

(In thousands, except per share)

	Three Months Ended		Twelve Months Ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009

Core FFO (4)	$249,752	$231,868	$901,064	$881,073

Core FFO per share - diluted	$0.25	$0.73	$0.91	$2.76

FFO	$254,877	$(413,897)	$600,482	$(421,384)

FFO per share - diluted	$0.26	$(1.29)	$0.60	$(1.32)

Core EBITDA (4)	$535,531	$532,475	$2,060,819	$2,093,208

Core NOI (4)	$588,373	$582,889	$2,231,181	$2,263,223

Dividends declared per share	$0.38	$0.19	$0.38	$0.19

Diluted common shares outstanding as of December 31 (5)			993,998,837	319,646,263

(1)   Presented on a proportionate basis except for Dividends.

(2)   Results have been Combined for Core FFO, FFO, Core EBITDA, and Core NOI.

(3)   Core FFO and FFO per share amounts determined using December 31 diluted common shares outstanding and calculated assuming the shares were outstanding for the entire period as management believes this presentation to be more meaningful.

(4)   Refer to Page 14 (Reconciliation of Core NOI, Core EBITDA, and Core FFO).

(5)   Refer to Page 39 (Change in Total Common and Equivalent Shares).

FINANCIAL OVERVIEW - Proportionate Schedules

Summary Portfolio Results, at share (1), (2)

(In thousands)

	Three Months Ended		Twelve Months Ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009
Retail and Other
Total property revenues	$846,358	$861,759	$3,294,763	$3,354,031
Total property operating expenses	277,056	283,148	1,048,727	1,060,827
NOI	$569,302	$578,611	$2,246,036	$2,293,204
Management fees and other corporate revenues	16,915	21,204	79,203	90,459
Property management and other costs	(49,291)	(54,393)	(201,220)	(209,340)
General and administrative	(33,268)	(15,511)	(60,781)	(47,010)
Strategic initiatives	—	—	—	(61,961)
Preferred unit distributions	(2,838)	(2,427)	(9,844)	(9,434)
EBITDA before impairments and reorganization items	$500,820	$527,484	$2,053,394	$2,055,918
Provisions for impairment	(21,222)	(197,304)	(37,248)	(485,260)
Reorganization items	(228,040)	148,989	(339,874)	104,976
EBITDA	$251,558	$479,169	$1,676,272	$1,675,634
Depreciation on non-income producing assets	(1,857)	(2,398)	(9,078)	(9,725)
Interest income	3,787	1,302	9,096	5,288
Interest expense:
Default interest	(50,010)	(903)	(135,473)	(903)
Interest expense relating to extinguished debt	(28,335)	(64,006)	(213,831)	(249,658)
Mark-to-market adjustments on debt	(4,523)	3,308	(44,094)	14,194
Interest on existing debt	(288,906)	(300,966)	(1,163,932)	(1,213,147)
Permanent warrant liability expense	(205,252)	—	(205,252)	—
(Provision for) benefit from income taxes	70,728	10,623	69,469	(7,271)
Other FFO from noncontrolling interests	1,197	1,455	4,160	5,449
FFO from discontinued operations	506,490	(541,481)	613,146	(641,245)
FFO (3)	$254,877	$(413,897)	$600,482	$(421,384)

(1)   Results have been Combined for the 2010 periods presented above.

(2)   Refer to Pages 11-12 (Portfolio Results and Funds From Operations) for more detail.

(3)   Refer to Page 15 (Non-Cash Revenue and Expenses Reflected in FFO).

FINANCIAL OVERVIEW - Proportionate Schedules

Portfolio Results and Funds From Operations (FFO), at share

For the Three Months Ended Dec 31, 2010

(In thousands)

	Consolidated Properties			Unconsolidated Properties			Total Share
	Nov 10 - Dec 31, 2010	Oct 1 - Nov 9, 2010	Dec 31, 2010	Nov 10 - Dec 31, 2010	Oct 1 - Nov 9, 2010	Dec 31, 2010	Nov 10 - Dec 31, 2010	Oct 1 - Nov 9, 2010	Dec 31, 2010
	Successor	Predecessor	Combined	Successor	Predecessor	Combined	Successor	Predecessor	Combined
Retail and Other
Property revenues:
Minimum rents	$261,316	$200,749	$462,065	$53,598	$40,730	$94,328	$314,914	$241,479	$556,393
Tenant recoveries	109,757	85,062	194,819	21,135	13,503	34,638	130,892	98,565	229,457
Overage rents	19,804	9,074	28,878	3,131	1,091	4,222	22,935	10,165	33,100
Other, including noncontrolling interests	15,309	6,985	22,294	3,649	1,465	5,114	18,958	8,450	27,408
Total property revenues	406,186	301,870	708,056	81,513	56,789	138,302	487,699	358,659	846,358
Property operating expenses:
Real estate taxes	36,585	26,595	63,180	5,956	2,710	8,666	42,541	29,305	71,846
Property maintenance costs	20,901	12,195	33,096	3,732	2,241	5,973	24,633	14,436	39,069
Marketing	12,245	3,426	15,671	2,560	791	3,351	14,805	4,217	19,022
Other property operating costs	68,692	54,692	123,384	12,177	9,250	21,427	80,869	63,942	144,811
Provision for doubtful accounts	480	1,956	2,436	(284)	156	(128)	196	2,112	2,308
Total property operating expenses	138,903	98,864	237,767	24,141	15,148	39,289	163,044	114,012	277,056
NOI	$267,283	$203,006	$470,289	$57,372	$41,641	$99,013	$324,655	$244,647	$569,302
Management fees and other corporate revenues	8,894	6,288	15,182	383	1,350	1,733	9,277	7,638	16,915
Property management and other costs	(29,821)	(12,763)	(42,584)	(3,808)	(2,899)	(6,707)	(33,629)	(15,662)	(49,291)
General and administrative	(22,262)	(2,058)	(24,320)	(834)	(8,114)	(8,948)	(23,096)	(10,172)	(33,268)
Preferred unit distributions	(1,641)	(1,197)	(2,838)	—	—	—	(1,641)	(1,197)	(2,838)
EBITDA before impairments and reorganization items	$222,453	$193,276	$415,729	$53,113	$31,978	$85,091	$275,566	$225,254	$500,820
Provisions for impairment	—	(148)	(148)	—	(21,074)	(21,074)	—	(21,222)	(21,222)
Reorganization items	—	(228,040)	(228,040)	—	—	—	—	(228,040)	(228,040)
EBITDA	$222,453	$(34,912)	$187,541	$53,113	$10,904	$64,017	$275,566	$(24,008)	$251,558
Depreciation on non-income producing assets	(952)	(905)	(1,857)	—	—	—	(952)	(905)	(1,857)
Interest income	723	562	1,285	759	1,743	2,502	1,482	2,305	3,787
Interest expense:
Default interest	(92)	(47,612)	(47,704)	(532)	(1,774)	(2,306)	(624)	(49,386)	(50,010)
Interest expense relating to extinguished debt	—	(28,335)	(28,335)	—	—	—	—	(28,335)	(28,335)
Mark to market adjustments on debt	2,898	(6,731)	(3,833)	(700)	10	(690)	2,198	(6,721)	(4,523)
Interest on existing debt	(141,936)	(104,789)	(246,725)	(23,872)	(18,309)	(42,181)	(165,808)	(123,098)	(288,906)
Permanent warrant liability expense	(205,252)	—	(205,252)	—	—	—	(205,252)	—	(205,252)
(Provision for) benefit from income taxes	8,929	61,915	70,844	(80)	(36)	(116)	8,849	61,879	70,728
Other FFO from noncontrolling interests	562	587	1,149	22	26	48	584	613	1,197
FFO from discontinued operations	1,589	516,770	518,358	(300)	(11,569)	(11,869)	1,289	505,201	506,490
	(111,078)	356,550	245,472	28,410	(19,005)	9,405	(82,668)	337,545	254,877
Equity in FFO of Unconsolidated Properties	28,410	(19,005)	9,405	(28,410)	19,005	(9,405)	—	—	—
FFO (1)	$(82,668)	$337,545	$254,877	$—	$—	$—	$(82,668)	$337,545	$254,877

(1)  Refer to Page 15 (Non-Cash Revenue and Expenses Reflected in FFO).

FINANCIAL OVERVIEW - Proportionate Schedules

Portfolio Results and Funds From Operations (FFO), at share

For the Twelve Months Ended Dec 31, 2010

(In thousands)

	Consolidated Properties			Unconsolidated Properties			Total Share
	Nov 10 - Dec 31, 2010	Jan 1 - Nov 9, 2010	Dec 31, 2010	Nov 10 - Dec 31, 2010	Jan 1 - Nov 9, 2010	Dec 31, 2010	Nov 10 - Dec 31, 2010	Jan 1 - Nov 9, 2010	Dec 31, 2010
	Successor	Predecessor	Combined	Successor	Predecessor	Combined	Successor	Predecessor	Combined
Retail and Other
Property revenues:
Minimum rents	$261,316	$1,558,069	$1,819,385	$53,598	$322,021	$375,619	$314,914	$1,880,090	$2,195,004
Tenant recoveries	109,757	694,360	804,117	21,135	127,051	148,186	130,892	821,411	952,303
Overage rents	19,804	34,776	54,580	3,131	4,318	7,449	22,935	39,094	62,029
Other, including noncontrolling interests	15,309	54,828	70,137	3,649	11,641	15,290	18,958	66,469	85,427
Total property revenues	406,186	2,342,033	2,748,219	81,513	465,031	546,544	487,699	2,807,064	3,294,763
Property operating expenses:
Real estate taxes	36,585	222,459	259,044	5,956	36,988	42,944	42,541	259,447	301,988
Property maintenance costs	20,901	92,212	113,113	3,732	16,268	20,000	24,633	108,480	133,113
Marketing	12,245	24,271	36,516	2,560	5,354	7,914	14,805	29,625	44,430
Other property operating costs	68,692	396,320	465,012	12,177	72,737	84,914	80,869	469,057	549,926
Provision for doubtful accounts	480	15,870	16,350	(284)	3,204	2,920	196	19,074	19,270
Total property operating expenses	138,903	751,132	890,035	24,141	134,551	158,692	163,044	885,683	1,048,727
NOI	$267,283	$1,590,901	$1,858,184	$57,372	$330,480	$387,852	$324,655	$1,921,381	$2,246,036
Management fees and other corporate revenues	8,894	54,351	63,245	383	15,575	15,958	9,277	69,926	79,203
Property management and other costs	(29,821)	(137,834)	(167,655)	(3,808)	(29,757)	(33,565)	(33,629)	(167,591)	(201,220)
General and administrative	(22,262)	(24,735)	(46,997)	(834)	(12,950)	(13,784)	(23,096)	(37,685)	(60,781)
Preferred unit distributions	(1,641)	(8,203)	(9,844)	—	—	—	(1,641)	(8,203)	(9,844)
EBITDA before impairments and reorganization items	$222,453	$1,474,480	$1,696,933	$53,113	$303,348	$356,461	$275,566	$1,777,828	$2,053,394
Provisions for impairment	—	(15,733)	(15,733)	—	(21,515)	(21,515)	—	(37,248)	(37,248)
Reorganization items	—	(339,874)	(339,874)	—	—	—	—	(339,874)	(339,874)
EBITDA	$222,453	$1,118,873	$1,341,326	$53,113	$281,833	$334,946	$275,566	$1,400,706	$1,676,272
Depreciation on non-income producing assets	(952)	(8,126)	(9,078)	—	—	—	(952)	(8,126)	(9,078)
Interest income	723	1,524	2,247	759	6,090	6,849	1,482	7,614	9,096
Interest expense:
Default interest	(92)	(131,351)	(131,443)	(532)	(3,498)	(4,030)	(624)	(134,849)	(135,473)
Interest expense relating to extinguished debt	—	(213,831)	(213,831)	—	—	—	—	(213,831)	(213,831)
Mark-to-market adjustments on debt	2,898	(48,586)	(45,688)	(700)	2,294	1,594	2,198	(46,292)	(44,094)
Interest on existing debt	(141,936)	(855,676)	(997,612)	(23,872)	(142,448)	(166,320)	(165,808)	(998,123)	(1,163,932)
Permanent warrant liability expense	(205,252)	—	(205,252)	—	—	—	(205,252)	—	(205,252)
(Provision for) benefit from income taxes	8,929	60,573	69,502	(80)	47	(33)	8,849	60,620	69,469
Other FFO from noncontrolling interests	562	3,452	4,014	22	124	146	584	3,576	4,160
FFO from discontinued operations	1,589	587,005	588,594	(300)	24,852	24,552	1,289	611,857	613,146
	(111,079)	513,857	402,778	28,410	169,294	197,704	(82,669)	683,151	600,482
Equity in FFO of Unconsolidated Properties	28,410	169,294	197,704	(28,410)	(169,294)	(197,704)	—	—	—
FFO (1)	$(82,669)	$683,151	$600,482	$—	$—	$—	$(82,669)	$683,151	$600,482

(1)  Refer to Page 15 (Non-Cash Revenue and Expenses Reflected in FFO).

FINANCIAL OVERVIEW - Proportionate Schedules

Prior Year Portfolio Results and Funds From Operations (FFO), at share

For the Three and Twelve Months Ended Dec 31, 2009

(In thousands)

	Three Months Ended Dec 31, 2009			Twelve Months Ended Dec 31, 2009
	Consolidated Properties	Unconsolidated Properties		Consolidated Properties	Unconsolidated Properties
	Predecessor	Predecessor	Combined	Predecessor	Predecessor	Combined
Retail and Other
Property revenues:
Minimum rents	$468,334	$96,086	$564,420	$1,845,844	$372,095	$2,217,939
Tenant recoveries	196,265	38,400	234,665	829,249	155,471	984,720
Overage rents	24,188	4,128	28,316	48,447	7,753	56,200
Other, including noncontrolling interests	24,417	9,941	34,358	71,650	23,522	95,172
Total property revenues	713,204	148,555	861,759	2,795,190	558,841	3,354,031
Property operating expenses:
Real estate taxes	63,906	10,631	74,537	255,869	45,756	301,625
Property maintenance costs	37,185	6,049	43,234	104,644	18,522	123,166
Marketing	11,743	2,952	14,695	32,153	7,100	39,253
Other property operating costs	119,517	25,835	145,352	471,810	91,922	563,732
Provision for doubtful accounts	3,802	1,528	5,330	26,944	6,107	33,051
Total property operating expenses	236,153	46,995	283,148	891,420	169,407	1,060,827
NOI	$477,051	$101,560	$578,611	$1,903,770	$389,434	$2,293,204
Management fees and other corporate revenues	18,244	2,960	21,204	75,304	15,155	90,459
Property management and other costs	(45,281)	(9,112)	(54,393)	(173,425)	(35,915)	(209,340)
General and administrative	(8,728)	(6,783)	(15,511)	(32,300)	(14,710)	(47,010)
Strategic initiatives	—	—	—	(61,961)	—	(61,961)
Preferred unit distributions	(2,427)	—	(2,427)	(9,434)	—	(9,434)
EBITDA before impairments and reorganization items	$438,859	$88,625	$527,484	$1,701,954	$353,964	$2,055,918
Provisions for impairment	(190,855)	(6,449)	(197,304)	(475,605)	(9,655)	(485,260)
Reorganization items	148,989	—	148,989	104,976	—	104,976
EBITDA	$396,993	$82,176	$479,169	$1,331,325	$344,309	$1,675,634
Depreciation on non-income producing assets	(2,398)	—	(2,398)	(9,725)	—	(9,725)
Interest income	363	939	1,302	1,618	3,670	5,288
Interest expense:
Default interest	—	(903)	(903)	—	(903)	(903)
Interest expense relating to extinguished debt	(64,006)	—	(64,006)	(249,658)	—	(249,658)
Mark to market adjustments on debt	3,171	137	3,308	12,571	1,623	14,194
Interest on existing debt	(258,262)	(42,704)	(300,966)	(1,053,089)	(160,058)	(1,213,147)
(Provision for) benefit from income taxes	10,870	(247)	10,623	(6,469)	(802)	(7,271)
Other FFO from noncontrolling interests	1,423	32	1,455	5,328	121	5,449
FFO from discontinued operations	(535,534)	(5,947)	(541,481)	(638,813)	(2,432)	(641,245)
	(447,380)	33,483	(413,897)	(606,912)	185,528	(421,384)
Equity in FFO of Unconsolidated Properties	33,483	(33,483)	—	185,528	(185,528)	—
FFO (1)	$(413,897)	$—	$(413,897)	$(421,384)	$—	$(421,384)

(1)  Refer to Page 9 (Non-Cash Revenue and Expenses Reflected in FFO).

FINANCIAL OVERVIEW - Proportionate Schedules

Reconciliation of Core NOI, Core EBITDA, and Core FFO, at share

(in thousands, except per share)

	Three Months Ended		Twelve Months Ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009
	Combined	Predecessor	Combined	Predecessor

NOI	$569,302	$578,611	$2,246,036	$2,293,204
Core NOI adjustments:
Straight-line rent (1)	(7,265)	(408)	(40,988)	(33,911)
Above- and below-market tenant leases, net (1)	18,531	(1,950)	14,313	(11,215)
Above- and below-market ground rent expense, net (1)	(39)	—	(39)	—
Above- and below-market building rent, net (1)	242	—	242	—
Other	7,602	6,636	11,617	15,145
Total Core NOI adjustments	19,071	4,278	(14,855)	(29,981)
Core NOI	$588,373	$582,889	$2,231,181	$2,263,223

EBITDA	$251,558	$479,169	$1,676,272	$1,675,634
Core NOI adjustments	19,071	4,278	(14,855)	(29,981)
Provisions for impairment	21,222	197,304	37,248	485,260
Reorganization items (2)	228,040	(148,989)	339,874	(104,976)
Strategic initiatives	—	—	—	61,961
Management and administrative costs, net (3)	15,640	713	22,280	5,310
Total Core EBITDA adjustments	283,973	53,306	384,547	417,574
Core EBITDA	$535,531	$532,475	$2,060,819	$2,093,208

FFO	$254,877	$(413,897)	$600,482	$(421,384)
Core EBITDA adjustments	283,973	53,306	384,547	417,574
FFO from discontinued operations	(506,490)	541,481	(613,146)	641,245
Mark to market adjustments on debt	4,523	(3,308)	44,094	(14,194)
Default interest	50,010	903	135,473	903
Interest expense relating to extinguished debt	28,335	64,006	213,831	249,658
Permanent warrant liability expense	205,252	—	205,252	—
Provision for (benefit from) income taxes	(70,728)	(10,623)	(69,469)	7,271
Total FFO adjustments	(5,125)	645,765	300,582	1,302,457
Core FFO	$249,752	$231,868	$901,064	$881,073
Core FFO per share - diluted (4)	$0.25	$0.73	$0.91	$2.76

(1)	These items were impacted by the effects of acquisition accounting as of November 9, 2010.
(2)

Reorganization items reflect bankruptcy-related activity, including gains/losses on liabilities subject to compromise, interest income, U.S. Trustee fees, and other restructuring costs, incurred during the Chapter 11 cases from April 16, 2009 to November 9, 2010.

(3)	Refer to Page 11 (Management and Administrative Costs, net).
(4)

Core FFO and FFO per share amounts determined using December 31 diluted common shares outstanding and calculated assuming the shares were outstanding for the entire period as management believes this presentation to be more meaningful.

FINANCIAL OVERVIEW - Proportionate Schedules

Non-Cash Revenue and Expenses Reflected In FFO, at share

(In thousands)

	Consolidated Properties			Unconsolidated Properties			Consolidated Properties	Unconsolidated Properties
	Successor	Predecessor	Combined	Successor	Predecessor	Combined	Predecessor
Three Months Ended	Nov 10 - Dec 31, 2010	Oct 1 - Nov 9, 2010	Dec 31, 2010	Nov 10 - Dec 31, 2010	Oct 1 - Nov 9, 2010	Dec 31, 2010	Dec 31, 2009

Minimum rents:
Above- and below-market tenant leases, net	$(16,269)	$496	$(15,773)	$(2,689)	$(69)	$(2,758)	$2,339	$(389)
Straight-line rent	3,204	3,383	6,587	406	273	678	135	273
Real estate taxes:
Real estate tax stabilization agreement	(899)	(425)	(1,324)	—	—	—	(981)	—
Other property operating costs:
Non-cash ground rent expense	(960)	(707)	(1,667)	(100)	(93)	(193)	(1,666)	(247)
Property management and other costs:
Above- and below-market building rent, net	(242)	—	(242)	—	—	—	—	—
Provisions for impairment	—	(148)	(148)	—	(21,074)	(21,074)	(190,855)	(6,449)
Interest expense:
Mark-to-market adjustments on debt	2,898	(6,731)	(3,833)	(700)	10	(690)	3,171	137
Amortization of deferred finance costs	(44)	(1,067)	(1,111)	(21)	(232)	(253)	(9,582)	(370)
Amortization of discount on exchangeable notes	—	(3,158)	(3,158)	—	—	—	(7,041)	—
Termination of interest rate swaps	—	—	—	—	—	—	(4,520)	—
Debt extinguishment costs	—	—	—	(1)	—	(1)	—	—
Permanent warrant liability expense	(205,252)	—	(205,252)	—	—	—	—	—
Non-cash reorganization items	—	(134,870)	(134,870)	—	—	—	230,201	—
Totals	$(217,564)	$(143,227)	$(360,791)	$(3,106)	$(21,185)	$(24,291)	$21,201	$(7,045)

Twelve Months Ended	Nov 10 - Dec 31, 2010	Jan 1 - Nov 9, 2010	Dec 31, 2010	Nov 10 - Dec 31, 2010	Jan 1 - Nov 9, 2010	Dec 31, 2010	Dec 31, 2009

Minimum rents:
Above- and below-market tenant leases, net	$(16,269)	$4,755	$(11,514)	$(2,689)	$(110)	$(2,799)	$8,471	$2,744
Straight-line rent	3,204	29,107	32,311	406	8,271	8,677	25,640	8,271
Real estate taxes:
Real estate tax stabilization agreement	(899)	(3,368)	(4,267)	—	—	—	(3,924)	—
Other property operating costs:
Non-cash ground rent expense	(960)	(5,681)	(6,641)	(100)	(735)	(835)	(6,676)	(1,175)
Property management and other costs:
Above- and below-market building rent, net	(242)	—	(242)	—	—	—	—	—
Provisions for impairment	—	(15,733)	(15,733)	—	(21,515)	(21,515)	(475,605)	(9,655)
Interest expense:
Mark-to-market adjustments on debt	2,898	(48,586)	(45,688)	(700)	2,294	1,594	12,571	1,623
Amortization of deferred finance costs	(44)	(19,482)	(19,526)	(21)	(1,535)	(1,556)	(44,344)	(1,534)
Amortization of discount on exchangeable notes	—	(24,777)	(24,777)	—	—	—	(27,388)	—
Termination of interest rate swaps	—	(9,636)	(9,636)	—	—	—	9,636	—
Debt extinguishment costs	—	(9,007)	(9,007)	(1)	(31)	(32)	(567)	—
Permanent warrant liability expense	(205,252)	—	(205,252)	—	—	—	—	—
Non-cash reorganization items	—	(33,422)	(33,422)	—	—	—	208,779	—
Totals	$(217,564)	$(135,830)	$(353,394)	$(3,105)	$(13,361)	$(16,466)	$(293,407)	$274

FINANCIAL OVERVIEW - Proportionate Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

(in thousands)

	Three Months Ended				Twelve Months Ended
	Nov 10 - Dec 31, 2010	Oct 1 - Nov 9, 2010	Dec 31, 2010	Dec 31, 2009	Nov 10 - Dec 31, 2010	Jan 1 - Nov 9, 2010	Dec 31, 2010	Dec 31, 2009
	Successor	Predecessor	Combined (1)	Predecessor	Successor	Predecessor	Combined (1)	Predecessor
Reconciliation of NOI to GAAP Operating Income (Loss)
NOI:
Segment basis	$324,655	$244,647	$569,302	$578,611	$324,655	$1,921,381	$2,246,036	$2,293,204
Unconsolidated Properties	(57,372)	(41,641)	(99,013)	(101,560)	(57,372)	(330,480)	(387,852)	(389,434)
Consolidated Properties	267,283	203,006	470,289	477,051	267,283	1,590,901	1,858,184	1,903,770
Management fees and other corporate revenues	8,894	6,288	15,182	18,244	8,894	54,351	63,245	75,304
Property management and other costs	(29,821)	(12,763)	(42,584)	(45,281)	(29,821)	(137,834)	(167,655)	(173,425)
General and administrative	(22,262)	(2,058)	(24,320)	(8,728)	(22,262)	(24,735)	(46,997)	(32,300)
Strategic Inititaives	—	—	—	—	—	—	—	(61,961)
Provisions for impairment	—	(148)	(148)	(190,855)	—	(15,733)	(15,733)	(475,605)
Depreciation and amortization	(139,457)	(71,488)	(210,945)	(170,019)	(139,457)	(568,146)	(707,603)	(709,261)
Noncontrolling interest in NOI of Consolidated Properties and other	1,462	1,444	2,906	2,757	1,462	10,560	12,022	10,892
Operating income	$86,099	$124,281	$210,380	$83,169	$86,099	$909,364	$995,463	$537,414

Reconciliation of EBITDA to GAAP Net Income (Loss) Attributable to Common Stockholders
EBITDA:
Segment basis	$275,566	$(24,008)	$251,558	$479,169	$275,565	$1,400,706	$1,676,271	$1,675,634
Unconsolidated Properties	(53,113)	(10,904)	(64,017)	(82,176)	(53,113)	(281,833)	(334,946)	(344,309)
Consolidated Properties	222,453	(34,912)	187,541	396,993	222,452	1,118,873	1,341,325	1,331,325
Preferred unit distributions	1,641	1,197	2,838	2,427	1,641	8,203	9,844	9,434
Depreciation and amortization	(139,457)	(71,488)	(210,945)	(170,019)	(139,457)	(568,146)	(707,603)	(709,261)
Noncontrolling interest in NOI of Consolidated Properties and other	1,462	1,444	2,906	2,757	1,463	10,560	12,023	10,892
Interest income	723	562	1,285	363	723	1,524	2,247	1,618
Interest expense	(139,130)	(187,467)	(326,597)	(319,097)	(139,130)	(1,249,444)	(1,388,574)	(1,290,176)
Permanent warrant liability expense	(205,252)	—	(205,252)	—	(205,252)	—	(205,252)	—
(Provision for) benefit from income taxes	8,929	61,915	70,844	10,870	8,929	60,573	69,502	(6,469)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	(504)	(32,190)	(32,694)	(3,285)	(504)	21,857	21,353	32,843
Discontinued operations - loss on dispositions	(6,949)	(655,891)	(662,840)	(545,325)	(6,949)	(616,362)	(623,311)	(684,829)
Allocation to noncontrolling interests	1,868	28,128	29,996	11,957	1,868	26,604	28,472	19,934
Net loss attributable to common stockholders	$(254,216)	$(888,702)	$(1,142,918)	$(612,359)	$(254,216)	$(1,185,758)	$(1,439,974)	$(1,284,689)

Reconciliation of FFO to GAAP Net Income (Loss) Attributable to Common Stockholders
FFO:
Segment basis	$(82,668)	$337,545	$254,877	$(413,897)	$(82,669)	$683,151	$600,482	$(421,384)
Unconsolidated Properties	—	—	—	—	—	—	—	—
Consolidated Properties	(82,668)	337,545	254,877	(413,897)	(82,669)	683,151	600,482	(421,384)
Depreciation and amortization of capitalized real estate costs	(167,403)	(83,299)	(250,702)	(203,717)	(167,402)	(683,007)	(850,409)	(846,772)
Losses on sales of investment properties	(4,951)	(1,155,272)	(1,160,223)	970	(4,951)	(1,173,944)	(1,178,895)	957
Noncontrolling interests in depreciation of Consolidated Properties and other	382	432	814	1,016	382	4,038	4,420	3,601
Redeemable noncontrolling interests	4,019	16,485	20,504	14,674	4,019	23,321	27,340	31,370
Depreciation and amortization of discontinued operations	(3,595)	(4,593)	(8,188)	(11,405)	(3,595)	(39,317)	(42,912)	(52,461)
Net loss attributable to common stockholders	$(254,216)	$(888,702)	$(1,142,918)	$(612,359)	$(254,216)	$(1,185,758)	$(1,439,974)	$(1,284,689)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$57,372	$41,641	$99,013	$101,560	$57,372	$330,480	$387,852	$389,434
Net property management fees and costs	(3,425)	(1,549)	(4,974)	(6,152)	(3,425)	(14,182)	(17,607)	(20,760)
Net interest expense	(24,345)	(18,330)	(42,675)	(42,531)	(24,345)	(137,562)	(161,907)	(155,668)
General and administrative, provisions for impairment, income taxes and noncontrolling interest in FFO	(892)	(29,198)	(30,090)	(13,447)	(892)	(34,294)	(35,186)	(25,046)
FFO of discontinued unconsolidated properties	(300)	(11,569)	(11,869)	(5,947)	(300)	24,852	24,552	(2,432)
FFO of unconsolidated properties	28,410	(19,005)	9,405	33,483	28,410	169,294	197,704	185,528
Depreciation and amortization of capitalized real estate costs	(28,929)	(13,195)	(42,124)	(38,673)	(28,929)	(127,525)	(156,454)	(154,645)
Other, including gains on sales of investment properties	15	10	25	1,905	15	(19,912)	(19,897)	1,960
Equity in income of Unconsolidated Real Estate Affiliates	$(504)	$(32,190)	$(32,694)	$(3,285)	$(504)	$21,857	$21,353	$32,843

(1)	For analytical and comparison purposes, the operations of the Predecessor and Successor are Combined to present totals for the period.

FINANCIAL OVERVIEW - Proportionate Schedules

Management and Administrative Costs, Net, at share

(In thousands)

	Three Months Ended		Twelve Months Ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009

Management and Administrative Costs, net
Management fees and other corporate revenues, net (1)	$(10,645)	$(14,858)	$(55,867)	$(66,905)
Property management and other costs	43,021	48,047	177,884	185,786
General and administrative	33,268	15,511	60,781	47,010
Total management and administrative costs, net	$65,644	$48,700	$182,798	$165,891

Non-comparable Activity
Management fees and other corporate revenues, net (1), (2)	$—	$—	$—	$—
Property management and other costs (2)	(1,695)	(713)	(8,335)	(5,310)
General and administrative (3)	(13,945)	—	(13,945)	—
Total management and administrative costs, net	$(15,640)	$(713)	$(22,280)	$(5,310)

Comparable Management and Administrative Costs, net
Management fees and other corporate revenues, net (1)	$(10,645)	$(14,858)	$(55,867)	$(66,905)
Property management and other costs	41,326	47,334	169,549	180,476
General and administrative	19,323	15,511	46,836	47,010
Total management and administrative costs, net	$50,004	$47,987	$160,518	$160,581

(1)

Management and other fees are net of property management fee expense incurred by the unconsolidated properties, at our ownership share, which are reflected as a component of property management and other costs in unconsolidated properties.

(2)

Non-comparable Management fees and other coprorate revenues, net and Property management and other costs include revenues and expenses from GGP’s third party management division and its interest in a Turkish joint venture. GGP sold its third party management division and its interest in the Turkish joint venture during the second and third quarters of 2010, respectively.

(3)	Non-comparable General and Administrative costs include post-emergence separation costs related to two former senior officers.

FINANCIAL OVERVIEW

Proportionate Balance Sheet, at share

(in thousands)

	As of December 31, 2010
	Consolidated (1)	Non-Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
Assets:
Investment in real estate:
Land	$4,644,712	$(11,914)	$4,632,798	$716,206	$5,349,004
Buildings and equipment	20,300,355	(162,365)	20,137,990	5,165,152	25,303,142
Less accumulated depreciation	(129,794)	17,611	(112,183)	(37,550)	(149,733)
Developments in progress	117,137	(1,574)	115,563	26,830	142,393
Net property and equipment	24,932,410	(158,242)	24,774,168	5,870,638	30,644,806
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,231,660	—	3,231,660	(3,231,660)	—
Net investment in real estate	28,164,070	(158,242)	28,005,828	2,638,978	30,644,806
Cash and cash equivalents	1,021,311	(3,410)	1,017,901	163,796	1,181,697
Accounts and notes receivable, net	114,099	(3,689)	110,410	68,273	178,683
Deferred expenses, net	175,669	(9,050)	166,619	18,968	185,587
Prepaid expenses and other assets	2,300,452	(1,026)	2,299,426	294,477	2,593,903
Assets held for disposition	591,778	—	591,778	47,168	638,946
Total assets	$32,367,379	$(175,417)	$32,191,962	$3,231,660	$35,423,622

Liabilities:
Mortgages, notes and loans payable	$18,047,957	$(69,112)	$17,978,845	$2,668,255	$20,647,100
Deferred tax liabilities	36,463	—	36,463	—	36,463
Permanent warrant liability	1,041,004	—	1,041,004	—	1,041,004
Tax indemnification liability	303,750	—	303,750	—	303,750
Accounts payable and accrued expenses	1,931,970	(3,658)	1,928,312	491,647	2,419,959
Liabilities held for disposition	592,122	—	592,122	71,759	663,881
Total liabilities	$21,953,266	$(72,770)	$21,880,496	$3,231,660	$25,112,156

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756	—	120,756
Common	111,608	—	111,608	—	111,608
Total redeemable noncontrolling interests	$232,364	$—	$232,364	$—	$232,364

Equity:
Common stock	9,419	—	9,419	—	9,419
Additional paid-in capital	10,359,463	—	10,359,463	—	10,359,463
Retained earnings (accumulated deficit)	(289,952)	—	(289,952)	—	(289,952)
Accumulated other comprehensive income (loss)	172	—	172	—	172
Total stockholders’ equity	10,079,102	—	10,079,102	—	10,079,102
Noncontrolling interests in consolidated real estate affiliates	102,647	(102,647)	—	—	—
Total equity	10,181,749	(102,647)	10,079,102	—	10,079,102
Total liabilities and equity	$32,367,379	$(175,417)	$32,191,962	$3,231,660	$35,423,622

(1) Presented in accordance with GAAP.

Mortgages, Notes, and Loans Payable

MORTGAGES, NOTES, AND LOANS PAYABLE

Summary, at share (1)

As of December 31, 2010 (in thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2011	2012	2013	2014	2015	Subsequent	Total
Fixed Rate
Property Level Consolidated	5.56%	$13,233,248	4.8	$63,422	$861,043	$336,223	$2,698,147	$1,905,470	$5,594,128	$11,458,432
Property Level Unconsolidated	5.66%	2,642,476	2.9	999,110	734,666	118,143	68,211	214,049	400,384	2,534,564
Corporate Consolidated	6.53%	2,019,723	2.8	—	443,185	936,955	—	624,725	—	2,004,865
Total Fixed Rate	5.69%	$17,895,448	4.3	$1,062,532	$2,038,893	$1,391,321	$2,766,358	$2,744,244	$5,994,512	$15,997,860

Variable Rate
Property Level Consolidated	3.38%	$2,474,982	5.6	$—	$—	$—	$90,113	$—	$2,050,847	$2,140,960
Property Level Unconsolidated	2.85%	26,911	0.7	22,498	4,413	—	—	—	—	26,911
Corporate Consolidated	1.74%	206,200	25.2	—	—	—	—	—	206,200	206,200
Total Variable Rate	3.25%	$2,708,093	7.0	$22,498	$4,413	$—	$90,113	$—	$2,257,047	$2,374,072

Total (2)	5.37%	$20,603,541	4.6	$1,085,030	$2,043,306	$1,391,321	$2,856,471	$2,744,244	$8,251,559	$18,371,932

		Total Amortization (1)		$346,451	$352,973	$411,242	$353,763	$295,998	$471,183	$2,231,609

							Total Maturities and Amortization			$20,603,541

(1) Excludes 70 Columbia Corporate Center as a decision was made subsequent to year end 2010 to transfer this asset to the lender.

(2) Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$20,603,541
Special improvement districts	968
Market rate adjustments, net	20,725
Notes payable to affiliates	2,700
70 Columbia Corporate Center	19,166
Total	$20,647,100

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate Balance	Maturity	Balloon Payment at	Coupon		Amortization
Property	Own %	(2)	Year	Maturity	Rate	Recourse	2011	2012	2013	2014	2015	Subsequent
Fixed Rate
Consolidated Property Level
Westlake Center	100%	63,387	2011	63,302	7.89%	No	$85	$—	$—	$—	$—	$—
Owings Mills Mall	100%	1,390	2011	120	8.50%	No	1,270	—	—	—	—	—
Provo Towne Center	75%	39,862	2012	39,130	5.75%	No	580	152	—	—	—	—
Spokane Valley Mall	75%	39,862	2012	39,130	5.75%	No	580	152	—	—	—	—
The Streets at Southpoint	100%	233,533	2012	227,824	5.36%	No	4,530	1,179	—	—	—	—
The Shoppes At Buckland Hills	100%	159,911	2012	154,958	4.92%	No	3,268	1,685	—	—	—	—
The Mall in Columbia	100%	400,000	2012	400,000	5.83%	No	—	—	—	—	—	—
Pembroke Lakes Mall	100%	125,418	2013	118,449	4.94%	No	3,000	3,136	833	—	—	—
Senate Plaza	100%	11,587	2013	10,956	5.71%	No	242	254	135	—	—	—
Meadows Mall	100%	99,430	2013	93,631	5.45%	No	2,148	2,255	1,396	—	—	—
West Oaks	100%	67,521	2013	63,539	5.25%	No	1,478	1,548	956	—	—	—
Lakeland Square	100%	53,068	2013	49,647	5.12%	No	1,191	1,247	983	—	—	—
Deerbrook Mall	100%	69,247	2014	60,867	3.46%	No	2,698	2,788	2,894	—	—	—
Lansing Mall	100%	22,151	2014	17,544	9.35%	No	1,355	1,482	1,770	—	—	—
Mall St. Matthews	100%	139,863	2014	129,452	4.81%	Yes - Partial	3,018	3,149	4,244	—	—	—
Pecanland Mall	100%	54,747	2014	48,586	4.28%	No	1,967	2,048	2,145	—	—	—
Prince Kuhio Plaza	100%	36,162	2014	32,793	3.45%	Yes - Partial	1,000	1,032	1,337	—	—	—
Southland (CA)	100%	77,808	2014	70,709	3.62%	No	2,102	2,172	2,825	—	—	—
The Crossroads (MI)	100%	38,464	2014	35,388	7.40%	No	883	944	1,249	—	—	—
Town East Mall	100%	100,763	2014	91,387	3.46%	No	2,782	2,872	3,721	—	—	—
Tucson Mall	100%	116,569	2014	106,556	4.26%	No	2,939	3,055	4,019	—	—	—
The Village of Cross Keys	100%	9,009	2014	5,698	7.04%	No	1,027	1,102	1,182	—	—	—
Visalia Mall	100%	39,126	2014	34,264	3.78%	No	1,561	1,617	1,685	—	—	—
West Valley Mall	100%	52,958	2014	46,164	3.43%	No	2,188	2,260	2,345	—	—	—
Austin Bluffs Plaza	100%	2,161	2014	1,908	4.40%	No	81	84	88	—	—	—
Fort Union	100%	2,600	2014	2,295	4.40%	No	97	101	106	—	—	—
Orem Plaza Center Street	100%	2,324	2014	2,051	4.40%	No	87	91	95	—	—	—
Orem Plaza State Street	100%	1,438	2014	1,270	4.40%	No	54	56	59	—	—	—
River Pointe Plaza	100%	3,600	2014	3,177	4.40%	No	135	140	147	—	—	—
Riverside Plaza	100%	5,151	2014	4,547	4.40%	No	193	201	211	—	—	—
Woodlands Village	100%	6,582	2014	5,810	4.40%	No	246	257	269	—	—	—
Bayside Marketplace	100%	77,555	2014	74,832	7.50%	No	840	906	976	—	—	—
Governor’s Square	100%	73,628	2014	71,043	7.50%	No	798	860	927	—	—	—
Oak View Mall	100%	82,463	2014	79,569	7.50%	No	894	963	1,038	—	—	—
Gateway Crossing Shopping Center	100%	14,677	2014	13,454	4.70%	No	357	373	493	—	—	—
University Crossing	100%	10,957	2014	10,044	4.70%	No	267	278	368	—	—	—
Cumberland Mall	100%	102,828	2014	99,219	7.50%	No	1,114	1,201	1,294	—	—	—
Crossroads Center (MN)	100%	81,451	2014	75,156	4.73%	No	1,830	1,909	2,556	—	—	—
Jordan Creek Town Center	100%	179,347	2014	164,537	4.57%	Yes - Partial	4,038	4,206	5,628	939	—	—
Newgate Mall	100%	39,548	2014	36,028	4.84%	No	926	968	1,288	338	—	—
Park City Center	100%	144,243	2014	131,970	5.20%	No	3,216	3,364	4,506	1,187	—	—
Fashion Place	100%	140,385	2014	130,124	5.30%	No	2,649	2,774	3,825	1,012	—	—
The Grand Canal Shoppes	100%	380,385	2014	346,723	4.78%	No	8,577	8,951	11,980	4,154	—	—
The Gallery at Harborplace	100%	62,868	2014	58,024	7.89%	No	1,156	1,237	1,692	759	—	—
Woodbridge Center	100%	200,491	2014	181,464	4.24%	No	4,739	4,923	6,535	2,830	—	—

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate Balance	Maturity	Balloon Payment at	Coupon		Amortization
Property	Own %	(2)	Year	Maturity	Rate	Recourse	2011	2012	2013	2014	2015	Subsequent
Rogue Valley Mall	100%	25,643	2014	23,607	7.85%	No	472	505	690	369	—	—
Bayside Marketplace (Bond)	100%	4,650	2014	—	5.92%	No	1,075	1,130	1,190	1,255	—	—
Steeplegate Mall	100%	75,212	2014	68,271	4.94%	Yes - Partial	1,513	1,714	2,306	1,408	—	—
Newpark Mall	100%	66,246	2014	60,487	7.45%	No	1,303	1,391	1,886	1,179	—	—
Eden Prairie Center	100%	77,038	2014	69,181	4.67%	No	1,787	1,863	2,483	1,725	—	—
Capital Mall	100%	19,707	2014	17,895	7.28%	No	388	414	562	448	—	—
Gateway Mall	100%	38,623	2014	35,072	7.28%	No	761	811	1,101	879	—	—
Greenwood Mall	100%	43,362	2014	39,375	7.28%	Yes - Partial	854	910	1,236	986	—	—
Northridge Fashion Center	100%	122,346	2014	109,252	7.24%	No	2,679	2,880	3,801	3,734	—	—
Rivertown Crossings	100%	114,243	2014	102,354	7.43%	No	2,424	2,610	3,456	3,400	—	—
North Star Mall	100%	224,488	2015	199,315	4.43%	No	5,159	5,368	7,159	7,487	—	—
Coastland Center	100%	115,841	2015	110,204	7.50%	No	1,255	1,353	1,458	1,571	—	—
Coral Ridge Mall	100%	87,372	2015	83,120	7.50%	No	947	1,020	1,100	1,185	—	—
Park Place	100%	170,838	2015	152,932	5.15%	No	3,615	3,784	5,116	5,390	—	—
10000 West Charleston	100%	21,109	2015	19,016	7.88%	No	442	478	517	559	97	—
Providence Place	100%	331,485	2015	286,194	5.13%	No	9,326	9,782	11,929	12,569	1,686	—
Peachtree Mall	100%	86,888	2015	77,085	5.08%	No	1,741	1,821	2,484	2,615	1,142	—
Hulen Mall	100%	109,460	2015	96,621	5.03%	No	2,292	2,396	3,246	3,415	1,490	—
Burlington Town Center	100%	25,637	2015	23,360	5.03%	No	382	398	575	605	316	—
Regency Square Mall	100%	89,746	2015	75,797	3.59%	No	2,551	2,637	3,408	3,534	1,820	—
Oglethorpe Mall	100%	136,997	2015	120,880	4.89%	No	2,813	2,937	3,990	4,193	2,184	—
The Shops at La Cantera	75%	125,360	2015	117,345	5.95%	No	1,601	1,699	1,803	1,913	1,000	—
Lynnhaven Mall	100%	229,846	2015	203,367	5.05%	No	4,600	4,809	6,562	6,906	3,602	—
Boise Towne Plaza	100%	10,522	2015	9,082	4.70%	No	256	267	354	371	193	—
Staten Island Mall	100%	274,863	2015	240,908	6.07%	Yes - Partial	5,428	5,772	7,807	8,334	6,613	—
Paramus Park	100%	100,907	2015	90,242	4.86%	No	2,047	2,136	2,258	2,371	1,854	—
Baybrook Mall	100%	166,890	2016	156,329	7.50%	No	1,809	1,949	2,100	2,263	2,439	—
The Parks at Arlington	100%	172,780	2016	161,847	7.50%	No	1,872	2,018	2,174	2,343	2,525	—
Valley Plaza Mall	100%	91,338	2016	75,790	3.90%	No	2,489	2,580	3,356	3,491	3,632	—
North Point Mall	100%	209,946	2016	184,364	5.48%	No	3,725	3,905	5,444	5,754	6,082	672
Valley Hills Mall	100%	54,872	2016	46,302	4.73%	No	1,269	1,324	1,765	1,851	1,942	420
Corporate Pointe 2	100%	4,401	2016	3,815	6.83%	No	82	87	120	129	138	30
Corporate Pointe 3	100%	4,401	2016	3,815	6.83%	No	82	87	120	129	138	30
Washington Park Mall	100%	11,721	2016	10,033	5.35%	No	245	257	348	367	387	84
Harborplace	100%	49,402	2016	44,547	5.79%	No	634	664	992	1,052	1,115	401
Brass Mill Center	100%	117,234	2016	93,347	4.55%	No	4,063	4,240	4,454	4,664	4,884	1,582
Vista Ridge Mall	100%	77,585	2016	64,660	6.87%	No	1,818	1,947	2,552	2,733	2,926	951
Lakeside Mall	100%	173,884	2016	144,451	4.28%	No	4,088	4,248	5,644	5,894	6,155	3,405
The Woodlands	100%	237,206	2016	213,059	5.91%	No	2,966	3,109	4,674	4,962	5,267	3,169
Willowbrook Mall	100%	153,521	2016	129,580	6.82%	No	2,946	3,384	4,567	4,894	5,243	2,907
Collin Creek	100%	64,942	2016	54,423	6.78%	No	1,356	1,439	1,941	2,079	2,226	1,478
Bayshore Mall	100%	30,011	2016	24,820	7.13%	No	656	704	931	999	1,073	828
Fox River Mall	100%	191,938	2016	162,026	5.96%	No	3,517	3,703	5,705	6,059	6,436	4,492
Faneuil Hall Marketplace	100%	91,669	2016	78,568	5.57%	No	1,593	1,671	2,338	2,474	2,617	2,407
Lincolnshire Commons	100%	27,703	2016	24,702	5.98%	No	340	356	538	572	607	588
Ridgedale Center	100%	172,553	2016	143,918	4.86%	No	3,624	3,783	5,121	5,379	5,650	5,079
Oxmoor Center	100%	55,458	2016	46,799	6.85%	No	968	1,026	1,427	1,530	1,639	2,069

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate Balance	Maturity	Balloon Payment at	Coupon		Amortization
Property	Own %	(2)	Year	Maturity	Rate	Recourse	2011	2012	2013	2014	2015	Subsequent
Eastridge (WY)	100%	37,939	2016	31,252	5.08%	No	788	824	1,118	1,177	1,239	1,540
Pine Ridge Mall	100%	25,579	2016	21,071	5.08%	No	531	556	754	794	835	1,039
Red Cliffs Mall	100%	24,312	2016	20,026	5.08%	No	505	528	716	754	794	987
Three Rivers Mall	100%	20,826	2016	17,155	5.08%	No	433	453	614	646	680	846
Coronado Center	100%	163,702	2016	135,704	5.08%	No	3,283	3,433	4,683	4,930	5,189	6,480
The Maine Mall	100%	209,494	2016	172,630	4.84%	No	4,367	4,557	6,176	6,486	6,811	8,467
Glenbrook Square	100%	171,768	2016	141,976	4.91%	No	3,514	3,670	4,989	5,243	5,510	6,866
Saint Louis Galleria	100%	230,015	2017	188,966	4.86%	No	4,751	4,959	6,730	7,069	7,425	10,116
1160-1180 Town Center Drive	100%	7,902	2017	1,251	6.99%	No	593	636	1,181	1,266	1,358	1,617
Columbia Mall	100%	89,059	2017	77,540	6.05%	No	1,078	1,130	1,713	1,821	1,935	3,843
Market Place Shopping Center	100%	104,892	2017	91,325	6.05%	No	1,269	1,331	2,017	2,144	2,279	4,526
Sikes Senter	100%	59,567	2017	48,194	5.20%	No	1,171	1,225	1,677	1,768	1,863	3,669
Four Seasons Town Centre	100%	95,851	2017	72,094	5.60%	No	2,968	3,126	3,324	3,517	3,722	7,100
Boise Towne Square	100%	68,430	2017	59,845	6.64%	No	1,519	1,612	2,154	1,538	648	1,114
Eastridge (CA)	100%	168,123	2017	144,105	5.79%	Yes - Partial	2,147	2,249	3,364	3,566	3,781	8,911
Stonestown Galleria	100%	213,924	2017	183,227	5.79%	No	2,676	2,801	4,213	4,467	4,736	11,805
White Marsh Mall	100%	185,165	2017	161,529	5.62%	No	2,570	2,718	3,933	4,159	4,399	5,857
Tysons Galleria	100%	251,910	2017	214,755	5.72%	No	3,274	3,428	5,107	5,411	5,734	14,201
Mall of Louisiana	100%	228,611	2017	192,116	5.81%	No	3,290	3,450	5,023	5,326	5,647	13,760
Beachwood Place	100%	233,953	2017	190,177	5.60%	No	4,044	4,243	5,944	6,290	6,656	16,599
Knollwood Mall	100%	38,819	2017	31,113	5.35%	No	727	761	1,051	1,109	1,171	2,887
Augusta Mall	100%	172,773	2017	145,438	5.49%	No	2,354	2,461	3,627	3,834	4,053	11,005
Fallbrook Center	100%	84,128	2018	71,473	6.14%	No	1,000	1,049	1,596	1,698	1,807	5,506
Sooner Mall	100%	59,385	2018	50,452	6.14%	No	706	740	1,127	1,199	1,275	3,886
River Hills Mall	100%	79,179	2018	67,269	6.14%	No	941	987	1,502	1,598	1,700	5,182
Bellis Fair	100%	58,295	2018	37,506	7.34%	No	2,176	2,341	2,519	2,710	2,916	8,127
The Gallery at Harborplace - Other	100%	13,787	2018	3,374	6.05%	No	1,498	1,592	1,099	1,167	1,239	3,818
Ala Moana Center	100%	1,326,039	2018	999,819	5.59%	Yes - Partial	37,628	41,721	42,972	44,088	45,259	114,552
The Boulevard Mall	100%	103,429	2018	72,881	4.27%	No	2,675	2,781	3,647	3,808	3,977	13,659
10450 West Charleston Blvd	100%	3,985	2018	106	6.84%	No	382	409	438	469	502	1,677
Southlake Mall	100%	99,039	2019	77,877	6.44%	No	1,104	1,160	1,792	1,913	2,042	13,151
Westlake Center - Other	100%	2,437	2021	2,437	12.08%	No	—	—	—	—	—	—
Providence Place - Other	100%	44,277	2028	—	7.75%	No	1,270	1,371	1,480	1,597	1,724	36,834
Provo Towne Centre - Other	75%	2,250	2095	2,249	10.00%	No	—	—	—	—	—	—
Consolidated Property Level		$13,233,248		$11,458,432	5.56%		$269,272	$277,639	$340,862	$282,799	$224,026	$380,218

Unconsolidated Property Level
Willowbrook Mall	50%	$44,011	2011	$43,761	6.94%	No	$250	$—	$—	$—	$—	$—
Village Of Merrick Park	40%	73,594	2011	72,897	5.84%	No	697	—	—	—	—	—
Northbrook Court	50%	42,890	2011	42,274	7.15%	No	616	—	—	—	—	—
Arrowhead Towne Center	33%	24,710	2011	24,300	6.90%	No	410	—	—	—	—	—
First Colony Mall	50%	92,011	2011	90,877	5.63%	No	1,134	—	—	—	—	—
Riverchase Galleria	50%	152,500	2011	152,500	5.65%	No	—	—	—	—	—	—
Natick Mall	50%	175,000	2011	175,000	5.65%	No	—	—	—	—	—	—
Natick West	50%	70,000	2011	70,000	5.45%	No	—	—	—	—	—	—
Galleria at Tyler	50%	125,000	2011	125,000	5.31%	No	—	—	—	—	—	—
Pinnacle Hills Promenade	50%	70,000	2011	70,000	5.57%	No	—	—	—	—	—	—

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate		Balloon Payment at			Amortization
Property	Own %	Balance (2)	Maturity Year	Maturity	Coupon Rate	Recourse	2011	2012	2013	2014	2015	Subsequent
Montclair Plaza	50%	132,500	2011	132,500	8.79%	No	—	—	—	—	—	—
Park Meadows	35%	126,000	2012	126,000	5.96%	No	—	—	—	—	—	—
Florence Mall	71%	66,028	2012	63,783	4.95%	No	1,328	917	—	—	—	—
Glendale Galleria	50%	183,667	2012	177,133	4.93%	No	3,682	2,853	—	—	—	—
Oakbrook Center	47%	97,862	2012	93,427	5.12%	No	2,485	1,949	—	—	—	—
Clackamas Town Center	50%	100,000	2012	100,000	6.05%	No	—	—	—	—	—	—
The Oaks Mall	51%	52,020	2012	52,020	5.74%	No	—	—	—	—	—	—
Westroads Mall	51%	45,518	2012	45,518	5.74%	No	—	—	—	—	—	—
Stonebriar Centre	50%	80,489	2012	76,785	5.23%	No	1,894	1,810	—	—	—	—
Bridgewater Commons	35%	45,441	2013	43,143	5.27%	No	1,119	1,179	—	—	—	—
Altamonte Mall	50%	75,000	2013	75,000	5.05%	No	—	—	—	—	—	—
Carolina Place	50%	75,422	2014	68,211	4.60%	No	2,296	2,396	2,520	—	—	—
Quail Springs Mall	50%	36,403	2015	33,432	6.74%	No	597	632	684	732	327	—
Alderwood	50%	129,444	2015	120,599	6.65%	No	1,744	1,864	1,991	2,128	1,118	—
Towson Town Center	35%	62,829	2015	60,019	3.86%	No	540	585	634	687	364	—
Center Point Plaza	50%	6,569	2017	5,570	6.31%	No	142	150	161	171	183	194
Christiana Mall	50%	117,500	2020	108,390	5.10%	No	—	—	—	—	524	8,586
Kenwood Towne Centre	70%	164,468	2020	136,149	5.14%	No	2,248	2,344	2,493	2,626	2,766	15,842
Water Tower Place	52%	103,034	2020	83,830	4.85%	No	1,578	1,657	1,739	1,825	1,915	10,491
Whaler’s Village	50%	62,507	2021	62,507	5.39%	No	—	—	—	—	—	—
The Trails Village Center	50%	7,383	2023	2,919	8.21%	No	350	380	412	447	485	2,391
Lake Mead & Buffalo	50%	2,675	2023	1,020	7.20%	No	136	146	157	168	181	868
Unconsolidated Property Level		$2,642,476		$2,534,564	5.66%		$23,245	$18,860	$10,789	$8,784	$7,863	$38,371

Total - Fixed Property Level		$15,875,725		$13,992,995	5.58%		$292,517	$296,499	$351,651	$291,583	$231,890	$418,589

Consolidated Corporate
Rouse Bonds - 1995 Indenture	100%	$349,472	2012	$349,472	7.20%	Yes - Full	$—	$—	$—	$—	$—	$—
Ivanhoe Capital	100%	93,713	2012	93,713	5.74%	Yes - Full	—	—	—	—	—	—
Homart I	100%	245,115	2013	245,115	5.52%	Yes - Full	—	—	—	—	—	—
Rouse Bonds - 2006 Indenture	100%	600,054	2013	600,054	6.75%	Yes - Full	—	—	—	—	—	—
Rouse Bonds - 1995 Indenture	100%	91,786	2013	91,786	5.38%	Yes - Full	—	—	—	—	—	—
Rouse Bonds - 2010 Indenture	100%	608,688	2015	608,688	6.75%	Yes - Full	—	—	—	—	—	—
Arizona Two (HHC)	100%	30,896	2015	16,037	4.41%	Yes - Full	2,767	2,892	3,022	3,158	3,019	—
Consolidated Corporate		$2,019,723		$2,004,865	6.53%		$2,767	$2,892	$3,022	$3,158	$3,019	$—

Total Fixed Rate		$17,895,448		$15,997,860	5.69%		$295,284	$299,391	$354,673	$294,741	$234,909	$418,589

Variable Rate

Consolidated Property Level
Oakwood Center	100%	$94,716	2014	$90,113	Libor + 225bps	Yes - Full	$1,163	$1,217	$1,305	$918	$—	$—
Animas Valley Mall	100%	44,471	2016	38,798	Libor + 325bps	Yes - Partial	919	960	1,016	1,068	1,124	586
Birchwood Mall	100%	48,024	2016	41,893	Libor + 325bps	Yes - Partial	993	1,038	1,098	1,155	1,214	633
Cache Valley Mall	100%	29,294	2016	25,551	Libor + 325bps	Yes - Partial	606	634	670	705	741	387
Colony Square Mall	100%	28,874	2016	25,187	Libor + 325bps	Yes - Partial	597	624	660	694	730	381
Columbiana Centre	100%	106,235	2016	92,674	Libor + 325bps	Yes - Partial	2,196	2,295	2,429	2,554	2,686	1,401

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate		Balloon Payment at			Amortization
Property	Own %	Balance (2)	Maturity Year	Maturity	Coupon Rate	Recourse	2011	2012	2013	2014	2015	Subsequent
The Shops at Fallen Timbers	100%	48,093	2016	41,943	Libor + 325bps	Yes - Partial	996	1,041	1,101	1,158	1,218	635
Foothills Mall	100%	39,589	2016	34,527	Libor + 325bps	Yes - Partial	820	857	906	953	1,002	523
Grand Teton Mall	100%	51,923	2016	45,296	Libor + 325bps	Yes - Partial	1,073	1,122	1,187	1,248	1,313	685
Mall at Sierra Vista	100%	23,882	2016	20,826	Libor + 325bps	Yes - Partial	495	517	547	576	605	316
Mall of the Bluffs	100%	26,517	2016	23,136	Libor + 325bps	Yes - Partial	548	572	605	637	670	349
Mayfair	100%	304,034	2016	265,224	Libor + 325bps	Yes - Partial	6,286	6,569	6,950	7,309	7,687	4,009
Mondawmin Mall	100%	74,257	2016	64,764	Libor + 325bps	Yes - Partial	1,538	1,607	1,700	1,788	1,880	980
North Plains Mall	100%	13,469	2016	11,750	Libor + 325bps	Yes - Partial	278	291	308	324	340	178
Northtown Mall	100%	91,665	2016	79,957	Libor + 325bps	Yes - Partial	1,896	1,982	2,097	2,205	2,319	1,209
Oakwood	100%	83,506	2016	72,848	Libor + 325bps	Yes - Partial	1,726	1,804	1,909	2,007	2,111	1,101
Owings Mills Mall	100%	24,793	2016	21,622	Libor + 325bps	Yes - Partial	514	537	568	597	628	327
Pierre Bossier	100%	42,411	2016	36,987	Libor + 325bps	Yes - Partial	879	918	971	1,022	1,074	560
Pioneer Place	100%	161,493	2016	140,865	Libor + 325bps	Yes - Partial	3,341	3,491	3,694	3,885	4,086	2,131
Salem Center	100%	38,294	2016	33,404	Libor + 325bps	Yes - Partial	792	828	876	921	968	505
Silver Lake Mall	100%	13,384	2016	11,665	Libor + 325bps	Yes - Partial	278	291	308	324	340	178
Southwest Plaza	100%	108,870	2016	94,965	Libor + 325bps	Yes - Partial	2,252	2,353	2,490	2,619	2,754	1,436
Spring Hill Mall	100%	53,845	2016	46,969	Libor + 325bps	Yes - Partial	1,114	1,164	1,231	1,295	1,362	710
Westwood Mall	100%	27,653	2016	24,119	Libor + 325bps	Yes - Partial	572	598	633	665	700	365
White Mountain Mall	100%	10,844	2016	9,449	Libor + 325bps	Yes - Partial	226	236	250	263	276	144
Fashion Show	100%	638,205	2017	538,366	Libor + 300bps	Yes - Full	13,753	14,453	15,189	15,963	16,776	23,705
The Shoppes At The Palazzo	100%	246,642	2017	208,058	Libor + 300bps	Yes - Full	5,315	5,586	5,870	6,169	6,483	9,161
Consolidated Property Level		$2,474,982		$2,140,960	3.38%		$51,167	$53,582	$56,569	$59,022	$61,089	$52,594

Unconsolidated Property Level
Superstition Springs Center	33%	$22,498	2011	$22,498	Libor + 37bps	No	$—	$—	$—	$—	$—	$—
Shopping Leblon (Brazil)	49%	4,413	2012	4,413	various	No	—	—	—	—	—	—
Unconsolidated Property Level		$26,911		$26,911	2.85%		$—	$—	$—	$—	$—	$—

Total - Variable Property Level		$2,501,893		$2,167,872	3.37%		$51,167	$53,582	$56,569	$59,022	$61,089	$52,594

Consolidated Corporate
TRUPS	100%	$206,200	2036	$206,200	Libor + 145bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.74%		$—	$—	$—	$—	$—	$—

Total Variable Rate		$2,708,093		$2,374,072	3.25%		$51,167	$53,582	$56,569	$59,022	$61,089	$52,594

Total (3)		$20,603,541		$18,371,932	5.37%		$346,451	$352,973	$411,242	$353,762	$295,998	$471,183

(1)	Excludes 70 Columbia Corporate Center as a decision was made in 2011 to transfer this asset to the lender.
(2)	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
(3)	Excludes the corporate revolver that was undrawn as of 12/31/10. Subsequent to year end the revolver was upsized from $300 million to $720 million.

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2010

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears, Nordstrom	100%	Honolulu, HI	965,378	829,114	200,000	18,662	355,944	2,369,098	98.7%
Animas Valley Mall	Dillard’s, JCPenney, Sears	100%	Farmington, NM	274,008	188,817	—	—	—	462,825	95.1%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,867	320,202	162,790	—	—	752,859	99.8%
Arizona Center		100%	Phoenix, AZ	165,479	—	—	—	889,425	1,054,904	98.6%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	490,512	—	597,223	—	—	1,087,735	97.3%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	423,970	97,906	720,931	—	—	1,242,807	96.9%
Bayshore Mall	Kohl’s, Sears	100%	Eureka, CA	392,740	87,939	132,319	—	—	612,998	83.5%
Bayside Marketplace		100%	Miami, FL	218,056	—	—	—	—	218,056	91.4%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	334,210	332,580	247,000	—	—	913,790	92.2%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Macy’s Home Store, Sears, Target	100%	Bellingham (Seattle), WA	335,387	200,414	237,910	—	—	773,711	94.0%
Birchwood Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Port Huron (Detroit), MI	298,913	161,216	264,918	—	—	725,047	82.1%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	421,580	425,556	247,714	116,677	—	1,211,527	94.2%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	396,874	267,471	319,391	197,033	—	1,180,769	93.0%
Burlington Town Center	Macy’s	100%	Burlington, VT	153,040	—	146,753	—	54,617	354,410	88.0%
Cache Valley Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Logan, UT	170,747	145,832	—	180,956	—	497,535	84.2%
Capital Mall	Dillard’s, JCPenney, Sears	100%	Jefferson City, MO	317,266	97,537	135,540	—	—	550,343	79.8%
Chula Vista Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Chula Vista (San Diego), CA	320,199	—	554,100	—	—	874,299	94.8%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	333,096	123,921	466,469	—	—	923,486	88.3%
Collin Creek	Dillard’s, JCPenney, Macy’s, Sears	100%	Plano, TX	425,803	176,259	515,992	—	—	1,118,054	94.6%
Colony Square Mall	Elder-Beerman, JCPenney, Sears	100%	Zanesville, OH	284,147	148,881	58,997	—	—	492,025	80.6%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	314,729	85,972	335,088	—	—	735,789	98.1%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	267,135	198,334	360,643	—	—	826,112	94.7%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	524,730	—	551,165	—	—	1,075,895	97.6%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Albuquerque, NM	406,605	118,272	627,753	—	—	1,152,630	98.2%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	367,373	394,167	129,275	—	—	890,815	98.5%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	389,500	147,409	500,575	—	—	1,037,484	93.4%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	494,694	43,479	653,540	—	—	1,191,713	99.3%
Eastridge Mall	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	285,544	213,913	75,883	—	—	575,340	79.6%
Eastridge Mall	JCPenney, Macy’s, Sears	100%	San Jose, CA	636,591	246,261	426,000	—	—	1,308,852	97.0%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	404,046	279,422	452,081	—	—	1,135,549	98.1%
Faneuil Hall Marketplace		100%	Boston, MA	191,396	—	—	—	156,426	347,822	94.3%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	354,801	—	600,778	29,341	—	984,920	98.0%
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	656,382	167,000	1,059,614	—	—	1,882,996	98.2%
Foothills Mall	Macy’s, Sears	100%	Fort Collins, CO	283,753	137,337	202,760	—	—	623,850	71.5%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	473,002	429,969	212,047	—	—	1,115,018	88.7%
Fox River Mall	JCPenney, Macy’s, Sears	100%	Appleton, WI	618,754	30,000	564,914	—	—	1,213,668	91.7%
Gateway Mall	Kohl’s, Sears, Target	100%	Springfield, OR	487,559	218,055	113,613	—	—	819,227	80.1%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2010

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Glenbrook Square	JCPenney, Macy’s, Sears	100%	Fort Wayne, IN	573,390	433,870	221,000	—	—	1,228,260	97.0%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	330,121	—	691,605	—	—	1,021,726	90.5%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	211,706	323,925	—	93,274	—	628,905	95.4%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	415,731	156,096	272,957	—	—	844,784	89.5%
Harborplace		100%	Baltimore, MD	160,262	—	—	—	—	160,262	85.7%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	351,446	—	596,570	—	—	948,016	98.9%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	721,066	—	349,760	260,354	—	1,331,180	100.0%
Knollwood Mall	Kohl’s	100%	St. Louis Park (Minneapolis), MN	381,765	80,684	—	—	—	462,449	97.2%
Lakeland Square	Burlington Coat Factory, Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Sears	100%	Lakeland (Orlando), FL	274,061	104,113	505,925	—	—	884,099	80.8%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	497,812	115,300	905,418	—	—	1,518,530	75.6%
Lansing Mall	JCPenney, Macy’s, Younkers	100%	Lansing, MI	443,757	288,170	103,000	—	—	834,927	91.0%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	636,179	150,434	500,958	—	—	1,287,571	99.9%
Mall at Sierra Vista	Dillard’s, Sears	100%	Sierra Vista, AZ	169,361	—	196,492	—	—	365,853	94.7%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	578,650	—	805,630	170,652	—	1,554,932	96.6%
Mall Of The Bluffs	Dillard’s, Sears	100%	Council Bluffs (Omaha, NE), IA	375,133	—	326,222	—	—	701,355	74.6%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	459,939	230,874	395,705	—	—	1,086,518	97.3%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	508,716	385,766	149,980	—	—	1,044,462	94.7%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	615,612	288,596	210,714	—	402,589	1,517,511	98.3%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	308,325	—	636,853	—	—	945,178	93.8%
Mondawmin Mall		100%	Baltimore, MD	369,850	—	—	—	65,317	435,167	96.1%
Newgate Mall	Dillard’s, Sears	100%	Ogden (Salt Lake City), UT	378,993	149,624	196,256	—	—	724,873	97.1%
Newpark Mall	JCPenney, Macy’s, Sears, Target, Burlington Coat Factory	100%	Newark (San Francisco), CA	373,448	207,372	533,502	—	—	1,114,322	92.8%
North Plains Mall	Beall’s, Dillard’s, JCPenney, Sears	100%	Clovis, NM	109,107	194,081	—	—	—	303,188	92.8%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Alpharetta (Atlanta), GA	408,721	603,136	363,151	—	—	1,375,008	94.0%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue, JCPenney	100%	San Antonio, TX	514,141	207,196	522,126	—	—	1,243,463	97.4%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	609,658	230,569	639,243	—	—	1,479,470	89.2%
Northtown Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Spokane, WA	489,708	310,859	242,392	—	—	1,042,959	81.2%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	259,506	149,400	454,860	—	—	863,766	86.9%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	240,781	—	517,394	—	—	758,175	89.7%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	397,744	116,620	298,224	—	—	812,588	91.5%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	407,110	220,824	315,760	—	—	943,694	93.5%
Owings Mills Mall	JCPenney, Macy’s	100%	Owings Mills, MD	438,017	120,000	527,037	—	320,304	1,405,358	53.1%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	357,222	156,000	411,210	—	—	924,432	95.4%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	307,217	—	459,057	—	—	766,274	96.2%
Park City Center	Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	542,043	514,917	384,980	—	—	1,441,940	91.7%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	473,382	—	581,457	—	—	1,054,839	100.0%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	309,260	—	508,615	—	—	817,875	93.4%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	328,884	83,398	532,038	—	—	944,320	96.2%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2010

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,649	395,219	386,056	—	—	1,131,924	96.6%
Pierre Bossier Mall	Dillard’s, JCPenney, Sears, Stage	100%	Bossier City (Shreveport), LA	212,976	46,406	346,892	—	—	606,274	91.2%
Pine Ridge Mall	JCPenney, Sears, Shopko	100%	Pocatello, ID	198,458	437,987	—	—	—	636,445	72.2%
Pioneer Place		100%	Portland, OR	301,376	—	60,000	—	287,435	648,811	83.3%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	267,370	174,247	61,873	—	—	503,490	95.8%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	762,521	—	513,691	—	—	1,276,212	96.4%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,841	151,090	340,629	—	—	792,560	90.2%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	149,962	235,031	—	57,304	—	442,297	97.6%
Regency Square Mall	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	557,027	479,846	399,155	—	—	1,436,028	79.0%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	327,180	—	702,380	—	—	1,029,560	96.1%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,935	189,559	174,383	—	—	716,877	92.2%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	636,970	—	635,625	—	—	1,272,595	95.6%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	281,412	170,625	186,359	—	—	638,396	90.5%
Saint Louis Galleria	Dillard’s, Macy’s	100%	St. Louis, MO	465,843	—	576,052	—	—	1,041,895	97.1%
Salem Center	JCPenney, Kohl’s, Macy’s, Nordstrom	100%	Salem, OR	194,042	—	438,000	—	—	632,042	84.4%
Sikes Senter	Dillard’s, JCPenney, Sears	100%	Wichita Falls, TX	292,748	374,690	—	—	—	667,438	95.5%
Silver Lake Mall	JCPenney, Macy’s, Sears	100%	Coeur D’ Alene, ID	152,793	172,253	—	—	—	325,046	77.8%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	242,018	129,823	137,082	—	—	508,923	90.7%
Southlake Mall	JCPenney, Macy’s, Sears	100%	Morrow (Atlanta), GA	272,331	—	740,252	—	—	1,012,583	91.1%
Southland Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Hayward, CA	524,704	349,400	390,864	—	—	1,264,968	82.7%
Southshore Mall	JCPenney, Sears	100%	Aberdeen, WA	139,566	68,979	64,796	—	—	273,341	58.4%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	700,748	93,630	541,851	—	90,067	1,426,296	92.5%
Spokane Valley Mall	JCPenney, Macy’s, Sears	100%	Spokane, WA	346,701	126,243	252,841	132,048	—	857,833	92.9%
Spring Hill Mall	Carson Pirie Scott, JCPenney, Kohl’s, Macy’s, Sears	100%	West Dundee (Chicago), IL	485,960	—	681,580	—	—	1,167,540	87.2%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	521,446	13,726	657,363	83,092	—	1,275,627	96.6%
Steeplegate Mall	Bon Ton, JCPenney, Sears	100%	Concord, NH	222,740	256,347	—	—	—	479,087	71.9%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	428,083	160,505	267,788	—	54,342	910,718	85.3%
The Boulevard Mall	JCPenney, Macy’s, Sears	100%	Las Vegas, NV	390,481	—	788,036	—	—	1,178,517	77.0%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	267,591	—	502,960	—	—	770,551	97.3%
The Gallery At Harborplace		100%	Baltimore, MD	132,669	—	—	—	262,083	394,752	88.6%
The Grand Canal Shoppes		100%	Las Vegas, NV	450,610	—	—	—	34,414	485,024	96.3%
The Maine Mall	JCPenney, Macy’s, Sears	100%	South Portland, ME	510,890	—	498,506	—	—	1,009,396	93.8%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	600,664	212,847	587,321	—	—	1,400,832	97.8%
The Parks At Arlington	Dillard’s, JCPenney, Macy’s	100%	Arlington (Dallas), TX	761,210	—	748,945	—	—	1,510,155	99.6%
The Pines	Dillard’s, JCPenney, Sears	100%	Pine Bluff, AR	285,075	69,190	270,519	—	—	624,784	41.5%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,893	—	512,611	—	—	1,038,504	92.4%
The Shoppes At The Palazzo	Barneys New York	100%	Las Vegas, NV	172,317	84,743	—	—	—	257,060	96.8%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	314,655	—	261,502	—	—	576,157	95.1%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2010

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	561,256	—	627,597	—	70,162	1,259,015	95.8%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	100%	Durham, NC	569,867	—	726,347	—	—	1,296,214	97.9%
The Village of Cross Keys		100%	Baltimore, MD	74,172	—	—	30,292	182,314	286,778	95.0%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	573,227	—	742,918	—	39,471	1,355,616	99.0%
Three Rivers Mall	JCPenney, Macy’s, Sears	100%	Kelso, WA	226,244	193,233	—	—	—	419,477	83.5%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	431,204	—	809,386	—	—	1,240,590	94.5%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	596,323	—	641,458	20,600	—	1,258,381	96.9%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	300,212	—	511,933	—	—	812,145	93.7%
Valley Hills Mall	Belk, Dillard’s, JCPenney, Sears	100%	Hickory, NC	322,517	—	611,516	—	—	934,033	95.5%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	522,965	147,792	509,176	—	—	1,179,933	97.4%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	179,852	257,000	—	—	—	436,852	91.3%
Vista Ridge Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Lewisville (Dallas), TX	393,197	—	670,210	—	—	1,063,407	88.8%
Washington Park Mall	Dillard’s, JCPenney, Sears	100%	Bartlesville, OK	162,395	122,894	71,402	—	—	356,691	95.9%
West Oaks Mall	Dillard’s, JCPenney, Sears	100%	Ocoee (Orlando), FL	411,202	223,813	430,976	—	—	1,065,991	78.2%
West Valley Mall	JCPenney, Macy’s, Sears, Target	100%	Tracy (San Francisco), CA	535,359	236,454	111,836	—	—	883,649	87.1%
Westlake Center		100%	Seattle, WA	96,553	—	—	—	348,715	445,268	82.4%
Westwood Mall	Elder-Beerman, JCPenney, Wal-Mart	100%	Jackson, MI	136,171	70,500	301,188	—	—	507,859	88.5%
White Marsh Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	439,808	60,000	666,010	—	—	1,165,818	91.9%
White Mountain Mall	Herberger’s, JCPenney	100%	Rock Springs, WY	207,637	94,482	—	—	—	302,119	95.4%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	484,318	2,060	1,028,000	—	—	1,514,378	97.8%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	662,160	424,100	560,935	—	—	1,647,195	95.5%
Total Consolidated Regional Malls			Count: 134	51,463,784	18,359,773	47,976,667	1,390,285	3,613,625	122,804,134	91.9%

Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	578,803	—	705,898	—	—	1,284,701	97.0%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	465,061	158,658	519,890	—	—	1,143,609	94.4%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	396,381	150,525	352,351	93,796	—	993,053	98.7%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	382,519	277,404	496,098	—	—	1,156,021	98.8%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	456,058	—	641,312	—	—	1,097,370	99.2%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	584,898	—	774,842	—	—	1,359,740	96.6%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	494,801	—	619,048	—	—	1,113,849	99.2%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	405,812	—	552,407	—	—	958,219	92.0%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	710,726	—	468,208	—	—	1,178,934	98.4%
Glendale Galleria	JCPenney, Macy’s, Nordstrom, Target	50%	Glendale, CA	513,962	90,000	715,000	—	136,675	1,455,637	95.1%
Kenwood Towne Centre	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	508,620	240,656	400,665	—	—	1,149,941	96.7%
Mizner Park		50%	Boca Raton, FL	216,112	31,000	—	—	262,141	509,253	91.9%
Montclair Plaza	JCPenney, Macy’s, Nordstrom, Sears	50%	Montclair (San Bernadino), CA	407,513	320,090	477,487	140,203	—	1,345,293	95.6%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears	50%	Natick (Boston), MA	468,010	194,558	516,662	—	—	1,179,230	99.0%
Natick West	Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	259,720	—	236,430	—	—	496,150	95.7%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2010

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	412,530	188,394	418,595	—	—	1,019,519	98.2%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	465,108	126,000	410,277	—	—	1,001,385	94.9%
Oakbrook Center	Bloomingdale’s Home, Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	904,726	525,766	659,812	—	239,270	2,329,574	96.6%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	511,939	—	140,000	—	—	651,939	97.6%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	749,239	—	823,000	—	—	1,572,239	98.0%
Perimeter Mall	Bloomingdale’s, Dillard’s, Macy’s, Nordstrom	50%	Atlanta, GA	515,230	—	1,053,274	—	—	1,568,504	87.4%
Pinnacle Hills Promenade	Dillard’s, JCPenney, Target	50%	Rogers, AR	354,680	98,540	162,140	427,996	5,835	1,049,191	92.1%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Oklahoma City, OK	451,081	—	687,853	—	—	1,138,934	97.9%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears	50%	Hoover (Birmingham), AL	679,438	137,867	742,920	—	—	1,560,225	92.1%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	785,486	—	865,192	—	—	1,650,678	98.0%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	51%	Gainesville, FL	339,971	233,367	324,500	—	—	897,838	98.1%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	343,711	—	333,219	—	—	676,930	99.3%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	581,156	—	419,129	—	—	1,000,285	95.3%
Village Of Merrick Park	Neiman Marcus, Nordstrom	40%	Coral Gables, FL	404,810	—	330,000	—	101,263	836,073	90.3%
Water Tower Place	Macy’s	52%	Chicago, IL	378,350	296,128	—	—	88,809	763,287	93.2%
Westroads Mall	JCPenney, Von Maur, Younkers	51%	Omaha, NE	539,968	—	529,402	—	—	1,069,370	96.7%
Whaler’s Village		50%	Lahaina, HI	106,123	—	—	—	—	106,123	98.7%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	400,466	—	984,372	—	—	1,384,838	97.8%
Total Unconsolidated Regional Malls			Count: 33	15,773,008	3,068,953	16,359,983	661,995	833,993	36,697,932	95.9%
Total Regional Malls (excluding Third Party Managed) (2)			Count: 167	67,236,792	21,428,726	64,336,650	2,052,280	4,447,618	159,502,066	92.9%

Third Party Managed Regional Malls
Arrowhead Towne Center	Dillard’s, JCPenney, Macy’s, Sears	33%	Glendale, AZ	541,038	—	656,414	—	—	1,197,452	98.9%
Superstition Springs Center	Dillard’s, JCPenney, Macy’s, Sears	33%	East Mesa (Phoenix), AZ	387,792	—	693,992	—	—	1,081,784	98.5%
Total Third Party Managed Regional Malls			Count: 2	928,830	—	1,350,406	—	—	2,279,236	98.8%
Total Regional Malls			Count: 169	68,165,622	21,428,726	65,687,056	2,052,280	4,447,618	161,781,302	92.9%

International Properties (3)
Bangu Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	558,964	—	—	—	—	558,964	99.8%
Boulevard Brasilia		16%	Brasilia, Brazil	182,181	—	—	—	—	182,181	83.5%
Boulevard Shopping Belem		24%	Belem, Brazil	365,847	—	—	—	—	365,847	98.6%
Boulevard Shopping Belo Horizonte		22%	Belo Horizonte, Minas Gerais (Brazil)	463,541	—	—	—	—	463,541	87.7%
Boulevard Shopping Campina Grande		11%	Campina Grande, Paraiba (Brazil)	186,594	—	—	—	—	186,594	99.4%
Carioca Shopping		13%	Rio de Janeiro, Rio de Janeiro (Brazil)	252,534	—	—	—	—	252,534	99.6%
Caxias Shopping		13%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,117	—	—	—	—	275,117	98.2%
Santana Parque Shopping		16%	Sao Paulo, Sao Paulo (Brazil)	285,698	—	—	—	—	285,698	98.4%
Shopping Grande Rio		8%	Rio de Janeiro, Rio de Janeiro (Brazil)	385,620	—	—	—	—	385,620	98.8%
Shopping Iguatemi Salvador		14%	Salvador, Bahia (Brazil)	647,778	—	—	—	—	647,778	99.2%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2010

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	246,786	—	—	—	—	246,786	100.0%
Shopping Santa Ursula		12%	Ribeirao Preto, Brazil	248,519	—	—	—	—	248,519	89.8%
Shopping Taboao		12%	Taboao da Serra, Sao Paulo (Brazil)	383,209	—	—	—	—	383,209	99.6%
SuperShopping Osasco		11%	Sao Paulo, Sao Paulo (Brazil)	189,888	—	—	—	—	189,888	94.6%
Via Parque Shopping		22%	Rio de Janeiro, Rio de Janeiro (Brazil)	580,578	—	—	—	—	580,578	99.3%
International Properties (3)			Count: 15	5,252,854	—	—	—	—	5,252,854	97.1%

Stand Alone Offices and Strip Centers
10 Columbia Corporate Center		100%	Towson (Baltimore), MD	6,500	—	—	—	87,235	93,735	100.0%
10000 Covington Cross		100%	Las Vegas, NV	—	—	—	—	35,867	35,867	100.0%
10000 West Charleston		100%	Las Vegas, NV	—	—	—	—	71,388	71,388	77.2%
10190 Covington Cross		100%	Las Vegas, NV	—	—	—	—	74,895	74,895	88.2%
10450 West Charleston Blvd		100%	Las Vegas, NV	—	—	—	—	71,607	71,607	100.0%
1120-1140 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,220	104,220	61.6%
1160-1180 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,567	104,567	10.0%
1201-1241 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	75,831	75,831	2.4%
1251-1281 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	54,168	54,168	0.0%
1551 Hillshire Drive		100%	Las Vegas, NV	—	—	—	—	69,500	69,500	100.0%
1635 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	38,539	38,539	50.8%
1645 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	49,411	49,411	60.2%
20 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	106,372	106,372	84.5%
30 Columbia Corporate Center		100%	Towson (Baltimore), MD	14,166	—	—	—	129,725	143,891	63.3%
40 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	136,090	136,090	75.6%
50 Columbia Corporate Center		100%	Towson (Baltimore), MD	7,750	—	—	—	111,200	118,950	87.7%
60 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	101,880	101,880	89.7%
70 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	169,590	169,590	28.4%
9901-9921 Covington Cross		100%	Las Vegas, NV	—	—	—	—	57,110	57,110	35.3%
9950-9980 Covington Cross		100%	Las Vegas, NV	—	—	—	—	81,712	81,712	0.0%
Anaheim Crossing		50%	Anaheim, CA	—	—	—	92,170	—	92,170	100.0%
Austin Bluffs Plaza		100%	Colorado Springs, CO	—	—	—	109,402	—	109,402	46.7%
Bailey Hills Village		100%	Eugene, OR	—	—	—	11,907	—	11,907	49.7%
Baskin Robbins		100%	Idaho Falls, ID	—	—	—	1,814	—	1,814	100.0%
Boise Plaza		73%	Boise, ID	—	—	—	114,404	—	114,404	100.0%
Canyon Point Village Center		100%	Las Vegas, NV	—	—	—	57,229	—	57,229	100.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,336	—	144,635	96.8%
Corporate Pointe 2		100%	Las Vegas, NV	—	—	—	—	41,390	41,390	50.1%
Corporate Pointe 3		100%	Las Vegas, NV	—	—	—	—	68,346	68,346	100.0%
Crossing Business Center 6		100%	Las Vegas, NV	—	—	—	—	52,975	52,975	0.0%
Crossing Business Center 7		100%	Las Vegas, NV	—	—	—	—	58,950	58,950	100.0%

PORTFOLIO OPERATING METRICS

Property Schedule

As of December 31, 2010

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Columbia Bank Drive Thru		100%	Towson (Baltimore), MD	—	—	—	17,000	—	17,000	100.0%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	876,426	—	876,426	97.7%
Fort Union		100%	Midvale (Salt Lake City), UT	—	—	—	32,968	—	32,968	100.0%
Fremont Plaza		100%	Las Vegas, NV	—	—	—	115,895	—	115,895	76.3%
Gateway Crossing Shopping Center		100%	Ogden (Salt Lake City), UT	—	—	—	177,526	—	177,526	100.0%
HHP Government Service		100%	Las Vegas, NV	—	—	—	—	56,022	56,022	100.0%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	90.8%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	122,232	—	122,232	100.0%
Lockport Mall		100%	Lockport, NY	—	—	—	90,734	—	90,734	100.0%
Orem Plaza Center Street		100%	Orem, UT	—	—	—	90,218	—	90,218	100.0%
Orem Plaza State Street		100%	Orem, UT	—	—	—	27,240	—	27,240	52.5%
Plaza 800		100%	Sparks (Reno), NV	—	—	—	72,431	—	72,431	81.5%
River Falls Mall		100%	Clarksville, IN	—	—	—	885,744	—	885,744	76.5%
River Pointe Plaza		100%	West Jordan (Salt Lake City), UT	—	—	—	224,250	—	224,250	97.3%
Riverlands Shopping Center		100%	Laplace (New Orleans), LA	—	—	—	181,044	—	181,044	89.1%
Riverside Plaza		100%	Provo, UT	—	—	—	176,143	—	176,143	100.0%
Senate Plaza		100%	Harrisburg-Carlisle, PA	11,186	—	—	—	230,760	241,946	96.9%
The Trails Village Center (4)		50%	Las Vegas, NV	92,129	—	—	82,515	—	174,644	96.5%
Twin Falls Crossing		100%	Twin Falls, ID	—	—	—	37,680	—	37,680	100.0%
University Crossing		100%	Orem, UT	—	—	—	209,329	—	209,329	99.5%
Vista Commons		100%	Las Vegas, NV	—	—	—	98,730	—	98,730	86.0%
Woodlands Village		100%	Flagstaff, AZ	—	—	—	91,810	—	91,810	88.6%
Yellowstone Square		100%	Idaho Falls, ID	—	—	—	220,137	—	220,137	81.5%
Total Stand Alone Offices and Strip Centers			Office Count: 26 Strip Center Count: 28	267,021	—	—	4,377,271	2,239,350	6,883,642	Office: 65.7 Strip: 89.2	% %

(1) For stand alone offices, office occupancy is presented.

(2) Refer to page 34 (Key Operating Performance Indicators).

(3) GGP’s investment in Brazil is through an ownership interest in Aliansce.  For these properties, only Mall and Freestanding GLA is presented.

(4) Third party managed strip center.

PORTFOLIO OPERATING METRICS

Key Operating Performance Indicators (1), (2)

As of and for the twelve months ended December 31

	Number of Properties	Mall and Freestanding GLA	Occupancy (3)	Sales (4)	Average Rent & Common Area Costs (5)	Occupancy Cost (6)	YTD New / Renewals	Expirations	Rental Spread $ (7)	Rental Spread %

Regional Malls - 2010	169	67,236,792	92.9%	$446	$55.09	14.2%	$52.24	$50.78	$1.46	2.9%

Regional Malls - 2009	169	66,342,742	92.9%	$419	$54.11	15.0%	$55.50	$50.41	$5.09	10.1%

Top Ten Largest Tenants (Retail Portfolio)	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other	Square Footage (in thousands)	Number of Locations

The Gap, Inc.	Gap, Banana Repubic, Old Navy	2.9%	2,470	237
Limited Brands, Inc.	Victoria’s Secret, Bath & Body Works	2.9	1,831	315
Abercrombie & Fitch Stores, Inc.	Abercrombie, Abercrombie & Fitch, Hollister	2.3	1,591	226
Foot Locker, Inc.	Footlocker, Champs Sports, Footaction USA	2.3	1,516	384
Golden Gate Capital	Express, J. Jill, Eddie Bauer	1.7	1,336	178
American Eagle Outfitters, Inc.	American Eagle, Aerie, Martin + Osa	1.6	922	161
Forever 21, Inc.	Forever 21, Gadzooks	1.4	1,600	100
Macy’s Inc.	Macy’s, Bloomingdale’s	1.4	22,665	145
Luxottica Retail North America, Inc.	Lenscrafters, Sunglass Hut, Pearle Vision	1.3	639	321
Genesco, Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.2	552	372

(1)          For comparability purposes, prior period operating metric statistics have been restated to exclude properties classified as discontinued operations.

(2)          International properties are excluded.  Key Operating Performance Indicators for third party managed regional malls are excluded except for number of properties.

(3)          Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchors stores.

(4)          Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

(5)          Weighted average rent of mall stores less than 10,000 square feet.

(6)          Represents tenants less than 10,000 square feet utilizing comparative sales.

(7)          Represents average rent for tenants less than 10,000 square feet that opened or renewed during the period compared to the average rent for tenants less than 10,000 square feet that closed or expired during the period.

PORTFOLIO OPERATING METRICS

Leasing Statistics (1)

As of and for the twelve months ended December 31

Signed Leasing - 2010	GLA	Initial Rent / Square Foot	Tenant Allowance / Square Foot
Regional Malls

New Leases	1,822,134	$51.15	$35.34

Renewals	5,450,571	$44.89	$1.91

Total Regional Malls - 2010	7,272,705	$46.46	$10.29

	Three Months Ended		Twelve Months Ended
Tenant Capital Expenditures - at Share	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009

Tenant Allowances and Capitalized Leasing Costs (2), (3), (4)	$24,630	$15,036	$81,678	$72,424

Total	$24,630	$15,036	$81,678	$72,424

(1)	Excludes short term leases on in-line space.
(2)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(3)

Reflects only tenant allowances on currently operating properties or projects; allowances that relate to new and redevelopment projects are excluded (see Expansions, Redevelopments and Capital Expenditures).

(4)	Prior period tenant allowances and leasing costs have been restated to cash basis from accrual.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule (1), (2)

(in thousands, except per foot amounts)

Segment	Specialty Leasing (4)	2011	2012	2013	2014	2015	2016	2017	2018	2019	Subsequent	Total Expirations at Share	Total Expirations at 100%
Consolidated at 100% (3)
Sum of Rent and Common Area Recoverable Costs	53,108	142,965	201,118	172,359	181,289	193,421	180,696	175,240	194,112	125,312	146,020	$1,764,130	$1,765,640
Square Footage	2,978	2,727	3,541	3,022	2,866	2,950	2,489	2,322	2,272	1,405	1,913	28,445	28,485
Sum of Rent and Common Area Recoverable Costs per Square Foot	17.83	52.43	56.80	57.03	63.26	65.57	72.60	75.47	85.44	89.19	76.33	$62.02	$61.98

Unconsolidated at Share (5)
Sum of Rent and Common Area Recoverable Costs	7,398	23,213	27,399	26,896	24,431	35,447	43,768	47,664	47,536	34,134	36,921	$354,807	$730,833
Square Footage	333	369	409	388	345	503	595	572	565	377	470	4,926	10,036
Sum of Rent and Common Area Recoverable Costs per Square Foot	22.22	62.91	66.99	69.32	70.81	70.47	73.56	83.33	84.13	90.54	78.56	$72.03	$72.82

Proportionate Total Rent and Common Area Recoverable Costs (4)	60,506	166,178	228,517	199,255	205,720	228,868	224,465	222,904	241,648	159,446	182,941	$2,118,937	$2,496,473
Proportionate Total Square Footage	3,311	3,096	3,950	3,410	3,211	3,453	3,084	2,894	2,837	1,782	2,383	33,371	38,521

(1)	Excludes leases on tenants over 10,000 square feet and tenants paying percentage rent in lieu of base minimum rent.
(2)	Data presented for Regional Malls only. Excludes international operations and third-party managed centers.
(3)	Consolidated at 100% includes joint ventures.
(4)	Specialty Leasing license agreements with terms in excess of 12 months are presented.
(5)	Unconsolidated at Share reflects the Company’s interest in the properties owned by the Unconsolidated Real Estate Affiliates.

Miscellaneous

CAPITAL INFORMATION AND DEBT RATIOS

(in thousands, except per share)

Dec 31, 2010
Capital Information (6)
Closing common stock price per share	$15.48
52 Week High (1), (2)	16.50
52 Week Low (1), (2)	13.30

Portfolio Net Debt
Portfolio Debt
Fixed	$17,895,448
Variable	2,708,093
Total Portfolio Debt	20,603,541
Less: Cash and Cash Equivalents	(1,181,697)
Portfolio Net Debt	$19,421,844

Portfolio Capitalization Data
Total Portfolio Debt	$20,603,541
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	63,986
Preferred redeemable noncontrolling interests	120,756
Other Preferred Stock	360
Total Preferred Securities	121,116

Common stock and Operating Partnership units outstanding at end of period (3)	14,691,911
Total Market Capitalization at end of period	$35,416,568

Debt Ratios
Leverage Ratio (Portfolio Net Debt : Total Market Capitalization)	54.8%

Interest Coverage Ratio (Core EBITDA : Interest on existing debt)	1.77

Portfolio Net Debt : Core EBITDA	9.4x

(1)   Does not include information prior to Effective Date.

(2)   52-week pricing information includes intra-day highs and lows.

(3)   Reflects the closing price per share on December 31, 2010 of $15.48.

CHANGE IN TOTAL COMMON AND EQUIVALENT SHARES

	Operating Partnership Units	Company Common Shares	Treasury Stock	Total Common & Equivalent Shares

Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2009	7,264,791	313,831,411	(1,449,939)	319,646,263
Conversion of OP Units to Common Shares	(226,684)	230,255	—	3,571
Treasury Stock	—	(1,449,939)	1,449,939	—
Common Stock Issued as a dividend	—	4,923,287	—	4,923,287
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	1,812,059	—	1,812,059
New Common Shares Issued	—	643,780,488	—	643,780,488
Common Shares retired	—	(1,264)	—	(1,264)
Common Shares and OP Units Outstanding at November 9, 2010	7,038,107	963,126,297	—	970,164,404

New Common Shares Issued, net of Greenshoe and Clawback of New Common Shares Issued under the Plan	—	(24,390,244)	—	(24,390,244)
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	3,143,961	—	3,143,961
Common Unit Cash Conversion	(103,977)	—	—	(103,977)
Common Shares and OP Units Outstanding at December 31, 2010	6,934,130	941,880,014	—	948,814,144

Common Shares issuable assuming exercise of permanent warrants (1)		40,781,905
Common Shares issuable assuming exercise of in-the-money stock options		4,127,070
Common Shares issuable assuming exchange of OP Units		7,209,848
Diluted Common Shares and OP Units Outstanding at December 31, 2010		993,998,837

	Three Months Ended			Twelve Months Ended
	Nov 10 - Dec 31, 2010	Oct 1 - Nov 9, 2010	Dec 31, 2009	Nov 10 - Dec 31, 2010	Oct 1 - Nov 9, 2010	Dec 31, 2009
	Successor	Predecessor	Predecessor	Successor	Predecessor	Predecessor

Weighted average number of Company shares outstanding (in thousands) - GAAP EPS	945,248	317,393	312,382	952,248	317,393	312,382

(1)   GGP has 120 million warrants outstanding (the “Permanent Warrants”) with a weighted average exercise price of $10.63 per warrant, with a scheduled expiration of November 9, 2017.  57.5 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, Permanent Warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The Permanent Warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.  For example, when GGP declares a dividend in cash or other property, the per share warrant price decreases.  In the event of a distribution in shares of Common Stock, the per share warrant price decreases and the number of shares per warrant outstanding will increase.  Under certain circumstances, holders of the warrants may elect to require GGP to redeem the warrants in cash (“Cash Settlement”), based on a defined formula related to GGP’s common stock.  The existence of the Cash Settlement feature, however remote, results in the warrants to be classified as a liability for GAAP, carried at fair value with changes in fair value accounted for in net income.

Shares Subject to Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend declared Dec 31, 2010 (2)		Impact of settling warrants via net share settlement
60,000,000	$10.75	Nov 9, 2017	Reduces exercise price to $10.4752	Increases number of Common shares per warrant to 1.0262	Net share: [60,000,000 x 1.0262] x [15.48 - 10.4752] / 15.48 = 19,906,690 shares delivered
60,000,000	$10.50	Nov 9, 2017	Reduces exercise price to $10.2317	Increases number of Common shares per warrant to 1.0262	Net share: [60,000,000 x 1.0262] x [15.48 - 10.2317] / 15.48 = 20,875,215 shares delivered
120,000,000	$10.63

(2)   Based on dividend of $35.8 million in cash and 22,256,121 million shares issued to stockholders of record on 12/31/10; common stock price of $15.48 on 12/30/10; and 941.88 million shares outstanding as of 12/30/10.

DISCONTINUED OPERATIONS

(In thousands)

	Nov 10 - Dec 31, 2010	Jan 1 - Nov 9, 2010	Jan 1 - Dec 31, 2009
Discontinued Operations	Successor	Predecessor	Predecessor
Retail and other revenue	$13,114	$175,518	$208,585
Land and condominium sales	—	96,976	45,997
Total Revenues	$13,114	$272,494	$254,582
Retail and other operating expenses	9,215	124,908	154,361
Land and condominium sales operations	—	99,449	159,462
Impairment loss, net	—	20,498	639,513
Total Expenses	$9,215	$244,855	$953,336
Operating Income (loss)	3,899	27,639	(698,754)
Interest Expense, net	(5,829)	(20,956)	(19,398)
Other expenses	(5)	15,803	13,006
Net loss from operations	(1,935)	22,486	(705,146)
(Provision for) benefit from income taxes	(38)	529,825	21,080
Noncontrolling interest	—	(129)	203
Gain (loss) on disposition of properties	(4,976)	(1,168,544)	(966)
Net loss from discontinued operations	$(6,949)	$(616,362)	$(684,829)

Properties included in Discontinued Operations

Consolidated Properties	Method of Disposition	Debt (1)
Plaza 9400	Sold	$—
Gateway Overlook	Sold	54,502
Division Crossing	Sold	4,996
Halsey Crossing	Sold	2,445
Eagle Ridge Mall	Transferred to lender	46,726
Oviedo Marketplace	Transferred to lender	50,813
HHC Properties	Transferred to HHC	262,939
Subtotal - Dispositions		$422,421
Bay City Mall	Special Consideration	23,341
Chapel Hills Mall	Special Consideration	112,217
Chico Mall	Special Consideration	55,063
Country Hills Plaza	Special Consideration	13,224
Grand Traverse Mall	Special Consideration	82,759
Lakeview Square	Special Consideration	40,512
Mall St. Vincent	Special Consideration	49,000
Moreno Valley Mall	Special Consideration	85,623
Northgate Mall	Special Consideration	43,950
Piedmont Mall	Special Consideration	33,198
Southland Center	Special Consideration	105,390
Subtotal - Special Consideration (2)		$644,277
Total Consolidated Properties		$1,066,698

Unconsolidated Properties at Share
Highland Mall	Transferred to lender	$31,990
HHC Properties	Transferred to HHC	195,462
Subtotal - Dispositions		$227,452
Silver City Galleria	To be transferred to lender	64,236
Total Unconsolidated Properties at Share		$291,688

(1)          The debt balance is as of the date of disposition for the properties that were sold or transferred and as of December 31, 2010 for the Special Consideration Properties, excluding mark-to-market adjustments on debt.

(2)          Excludes market rate and other adjustments of $52,155 resulting in a net carrying amount of $592,122, classified on the December 31, 2010 balance sheet as “Liabilities held for disposition”.

EXPANSIONS, REDEVELOPMENTS, AND CAPITAL EXPENDITURES

(In millions, at share unless otherwise noted)

Expansions and Redevelopments (1)

Property	Description	Ownership %	Forecasted Cost Total	Expenditures through 12/31/10	Forecasted Cost to Complete	Projected Opening

Christiana Mall Newark, DE	Addition of Nordstrom and Target, interior mall renovation, and lifestyle center expansion	50%	$94.4	$88.2	$6.2	Q2 2011	(2)

Fashion Place Murray, UT	Addition of Nordstrom, mall shop and streetscape GLA expansion, and interior mall renovation	100%	110.7	69.6	41.1	Q4 2012	(3)

Saint Louis Galleria St. Louis, MO	Addition of Nordstrom and mallshop GLA	100%	55.8	39.4	16.4	Q4 2011

Current forecasted cost of other expansion and redevelopment projects not yet open (4)			31.7	12.8	18.9

Total expansion and redevelopment projects not yet open			$292.6	$210.0	$82.6

Current forecasted additional costs to be incurred on recently opened projects (5)					9.0

Grand Total Forecasted Cost to Complete on Expansions and Redevelopment Projects (6)					$91.6

Capital Expenditures ($000) (7), (8)

	Three Months Ended		Twelve Months Ended
	Dec 31, 2010	Dec 31, 2009	Dec 31, 2010	Dec 31, 2009

Capital Expenditures	$52,789	$37,502	$102,765	$50,157

Total	$52,789	$37,502	$102,765	$50,157

(1)          Excludes international projects and all projects that are now part of HHC.

(2)          Interior mall renovation and lifestyle expansion were completed Q4 2009.  Target opened Q4 2010.  Nordstrom expected to open Q2 2011.

(3)          Nordstrom and interior mall renovation completed Q1 2009.  Remainder of project expected to be completed in phases by Q4 2012.

(4)          Additional costs to be incurred on other redevelopment and new development projects are primarily construction related.

(5)          Additional costs to be incurred on recently opened projects are primarily tenant related.

(6)          Inactive projects have been excluded.  As of December 31, 2010, we had incurred $1.5M of development costs associated with inactive redevelopments.  Any decision to abandon these projects would potentially result in a write off of a substantial portion of the costs incurred to date.

(7)          Reflects only non-tenant operating capital expenditures; tenant allowances and capital expenditures that relate to new and redevelopment/renovation projects are excluded.  Certain prior period amounts have been reclassified to conform to the current period presentation.

(8)          Restated from prior filings to exclude HHC and discontinued operations.

CORPORATE INFORMATION

Stock Listing

Common Stock

NYSE:  GGP

Common Stock Dividend

The Company paid a common stock dividend for 2010 of $0.38 per share consisting of approximately $35.8 million in cash and 22,256,121 shares of common stock on January 27, 2011 to stockholders of record on December 30, 2010. We anticipate that, commencing with the first quarter of 2011, we will pay a regular quarterly dividend of approximately $0.10 per share. In addition, we intend to implement a dividend reinvestment plan (“DRP”) in which all stockholders may participate.  Certain investors involved in the Equity Recapitalization have agreed that (subject to tax, applicable regulatory and other legal requirements), for 2011 and 2012, they will participate in the DRP and have dividends paid on shares they hold largely re-invested in shares of GGP common stock. Notwithstanding such participation, there can be no assurance that we will not determine to pay a portion of our 2011 or 2012 dividends in shares of our common stock, as permitted by REIT distribution requirements.  GGP may suspend, terminate or amend the DRP at any time.

Investor Relations	Transfer Agent

David Keating	BNY Mellon
Vice President, Corporate Communications	Shareowner Services
General Growth Properties	480 Washington Blvd
110 North Wacker Drive	Jersey City, NJ 07310
Chicago, IL 60606	(888) 395-8037
Phone (312) 960-6325	Foreign Stockholders:
Fax (312) 342-4459	+1 201 680-6578
david.keating@ggp.com

GLOSSARY OF TERMS

Terms	Description
Gross Leaseable Area (GLA)	Total gross leaseable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leaseable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Operating Metrics	Description
Occupancy

Represents Gross Leasable Occupied Area (“GLOA”) divided by GLA (mall shop and freestanding retail). Includes inline and outparcel tenants and excludes anchors. GLOA is the sum of: (1) tenant occupied space under lease, (2) all leases signed, whether or not the space is occupied by a tenant and (3) tenants no longer occupying space, but still paying rent.

Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Average Rent	Weighted average in-place rent of mall stores less than 10,000 square feet.

Common Area Costs	Recovery of common area maintenance costs, excluding taxes and utilities.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

YTD New / Renewals	Represents average rent for tenants less than 10,000 square feet that opened or renewed during the period.

Expirations	Represents average rent for tenants less than 10,000 square feet that closed or expired during the period.

Rental Spread ($)	Dollar spread between “YTD New / Renewals” and “Expirations”.

Rental Spread (%)	Percentage spread between “YTD New / Renewals” and “Expirations”.

Initial Rent	Base Rent plus Common Area Costs at the time the lease commences.